As filed with the Securities and Exchange Commission on June 23, 2021

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

    THE SECURITIES ACT OF 1933

    ☐    Pre-Effective Amendment No.

    ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

Business Development Corporation of America

(Exact Name of Registrant as Specified in Charter)

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 588-6770

(Area Code and Telephone Number)

Ricard J. Byrne

Business Development Corporation of America

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann Dechert LLP One International Place 100 Oliver Street Boston, MA 02110

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

Calculation of Registration Fee under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Note(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
3.250% Notes due 2026	$300,000,000	100%	$300,000,000	$32,730
(1)	Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rule 457(f) under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offer and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated June 23, 2021

PRELIMINARY PROSPECTUS

Offer to Exchange

$300,000,000 aggregate principal amount of 3.250% Notes due 2026

For

$300,000,000 aggregate principal amount of 3.250% Notes due 2026 registered under the Securities Act of 1933, as amended

Business Development Corporation of America (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding 3.250% Notes due 2026 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”), on March 29, 2021, for an equal aggregate principal amount of its new 3.250% Notes due 2026 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time, on                 , 2021, unless extended.

We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 15 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is                 , 2021

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Investor Relations

Business Development Corporation of America

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

(212) 588-6770

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on                 , 2021.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page  9 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and any updates to those risk factors contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), all of which we incorporate by reference herein other than as specified.

The Company

Unless otherwise noted, the terms “we,” “us,” “our” and “Company” refer to Business Development Corporation of America and its consolidated subsidiaries. We refer to BDCA Adviser, LLC as “BDCA Adviser” or “our Adviser.”

We are an externally managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, we have elected to be treated for U.S. federal income tax purposes, and intend to qualify annually hereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

We were incorporated in Maryland in May 2010 and commenced our public offering (the “PO”) on January 25, 2011. As of May 31, 2021, we had issued 230.0 million shares of common stock for gross proceeds of $2.4 billion, including the shares purchased by affiliates and shares issued under the dividend reinvestment plan (the “DRIP”). As of May 31, 2021 we had repurchased a cumulative 30.8 million shares of common stock through our share repurchase program for payments of $259.2 million.

We are externally managed by our investment adviser, BDCA Adviser, LLC (“BDCA Adviser” or the “Adviser”), a subsidiary of Benefit Street Partners LLC (“BSP”), a leading credit-focused alternative asset management firm with approximately $32 billion of assets under management as of March 31, 2021. In addition, BSP provides us with administrative services under an administration agreement (“Administration Agreement”) with the Company. The Adviser is an indirect, wholly owned subsidiary of Franklin Resources, Inc. and Templeton International, Inc. (collectively, “Franklin Templeton”).As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Our corporate headquarters are located at 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019. We maintain a website at www.bdcofamerica.com. Information contained on our website or on BSP’s website at www.benefitstreetpartners.com is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in senior secured loans, and to a lesser extent, mezzanine loans, unsecured loans and equity of predominantly private U.S. middle-market companies. We define middle market companies as those with annual revenues up to $1 billion, although we may invest in larger or smaller companies. We also purchase interests in loans or corporate bonds through secondary market transactions. As of March 31, 2021, 74.1% of our portfolio was invested in senior secured loans.

Senior secured loans generally are senior debt instruments that rank ahead of subordinated debt and equity in priority of payments and are generally secured by liens on the operating assets of a borrower which may include inventory, receivables, plant, property and equipment. Mezzanine debt is subordinated to senior loans and is generally unsecured. We may also invest in the equity and junior debt tranches of collateralized loan obligation investment vehicles (“Collateralized Securities” or “CLOs”). For a discussion of the risks inherent in our portfolio investments, please see the discussion under “Risk Factors” in the Company’s Annual Report on Form  10-K for the fiscal year ended December 31, 2020.

We may co-invest, subject to the conditions included in the exemptive order we received from the U.S. Securities and Exchange Commission (the “SEC”), with certain of our affiliates. See “Certain Relationships and Related Party Transactions” below. We believe that such co-investments afford us additional investment opportunities and an ability to achieve greater diversification.

As a BDC, we are generally required to invest at least 70% of our total assets primarily in securities of private and certain U.S. public companies (other than certain financial institutions), cash, cash equivalents and U.S. government securities and other limited float high quality debt investments that mature in one year or less.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one half of our total assets). We have used, and expect to continue to use, our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from private securities offerings to finance our investment objectives. See “Regulation” for discussion of BDC regulation and other regulatory considerations. Although the Small Business Credit Availability Act of 2018 (the “SBCAA”) amended the 1940 Act to permit BDCs to incur increased leverage if certain conditions are met, we do not presently intend to avail ourselves of the increased leverage limits permitted by the SBCAA. If we were to avail ourselves of the increased leverage permitted by the SBCAA, this would effectively allow the Company to double its leverage, which would increase leverage risk and expenses.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes

$300,000,000 aggregate principal amount of 3.250% Notes due 2026.

The terms of our Exchange Notes that have been registered with the SEC under the 1933 Act are substantially identical to those of our outstanding 3.250% Notes due 2026 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the 1933 Act on March 29, 2021, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$300,000,000 aggregate principal amount of 3.250% Notes due 2026, which were issued in a private placement on March 29, 2021.

The Exchange Offer

In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the registration rights agreement that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on                 , 2021. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreement

In connection with the private placement of the Restricted Notes, we entered into a registration rights agreement with J.P. Morgan Securities LLC and Wells Fargo Securities LLC, as representatives of the several initial purchasers.

Under the registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•  file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•  cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•  cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreement.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the registration rights agreement (“Registration Default”), the interest rate borne by the affected Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of the registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes

We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1) you are acquiring the Exchange Notes in the ordinary course of your business;

(2) you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3) you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4) you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5) you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6) you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•  you cannot rely on the applicable interpretations of the staff of the SEC;

•  you may not participate in the exchange offer; and

•  you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date	The exchange offer will expire at 5:00 p.m., New York City time, on , 2021, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer	The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners

If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes	Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance	You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent	U.S. Bank National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•  you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•  you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•  you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•  the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations	Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Business Development Corporation of America

Notes Offered	$300,000,000 aggregate principal amount of 3.250% Notes due 2026.

Maturity Date	The Exchange Notes will mature on March 30, 2026.

Ranking

The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of March 31, 2021, our total consolidated indebtedness was approximately $898.5 million, $293.7 million of which was secured, and $293.7 million of which was indebtedness of our subsidiaries.

Interest and Payment Dates	The Notes bear cash interest from March 29, 2021, at an annual rate of 3.250% payable on September 30 and March 30 of each year, beginning on September 30, 2021. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed through February 28, 2026 (the date falling one month prior to the maturity date of the Notes) (“Par Call Date”)) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

On or after the Par Call Date, we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Change of Control; Offer to Repurchase	If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds	We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Book-Entry Form	The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry System.”

Trustee	The Trustee for the Exchange Notes will be U.S. Bank National Association.

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors	You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. Any of the risks and uncertainties discussed below and in the documents referred to above could be exacerbated by the effects of the ongoing COVID-19 pandemic.

Risks Related to the Exchange Notes

The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of March 31, 2021, our total consolidated indebtedness was approximately $898.5 million, $293.7 million of which was secured, and $293.7 million of which was indebtedness of our subsidiaries.

The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of March 31, 2021, approximately $293.7 million of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings.

The Exchange Notes are rated by Moody’s Investors Service (“Moody’s”). There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Risk Factors—Risks Relating to Debt Financing—Because we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.” in the Company’s Annual Report on Form  10-K for the fiscal year ended December 31, 2020. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offerings of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Internal Revenue Code of 1986, as amended (the “Code”) (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results;

•	the impact of the COVID-19 pandemic on our business and our portfolio companies, including our and their ability to access capital and liquidity;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including the effect of the current COVID-19 pandemic;

•	the impact that the discontinuation of LIBOR and the transition to new reference rates could have on the value of our LIBOR-indexed portfolio investments and the cost of borrowing under our credit facilities;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our contractual arrangements and relationships with third parties;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	our repurchase of shares;

•	actual and potential conflicts of interest with our Adviser and its affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	our ability to qualify for and maintain our qualification as a regulated investment company and as a BDC;

•	the timing, form, and amount of any distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market;

•	the impact of changes to generally accepted accounting principles, and the impact to BDCA; and

•	the impact of changes to tax legislation and, generally, our tax position.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this report should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” in this prospectus and in the documents we incorporate by reference.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the Company’s Annual Report on  Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q of the Company, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this prospectus in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in this prospectus, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and the Company’s subsequent Quarterly Reports on Form 10-Q. These projections and forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $300,000,000 aggregate principal amount of the Restricted Notes in a transaction not requiring registration under the 1933 Act on March 29, 2021. The Restricted Notes were issued, and the Exchange Notes will be issued, pursuant to a base indenture dated as of March 29, 2021 (the “Base Indenture”), and the first supplemental indenture, dated as of March 29, 2021, to the Base Indenture (the “First Supplemented Indenture”) between us and U.S. Bank National Association, as the Trustee. In connection with such issuance, we entered into a registration rights agreement, which requires that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•	file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•	cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•	cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of the registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•	you are acquiring the Exchange Notes in the ordinary course of your business;

•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•	you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•	you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•	you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•	you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $300,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to U.S. Bank National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on                 , 2021, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we will give oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•	to delay accepting any Restricted Notes or, if any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•	to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry System.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender an Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•	you invalidly tender your Restricted Notes;

•	you have not cured any defects or irregularities in your tender; and

•	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•	terminate the exchange offer; and

•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•	specify the principal amount of Restricted Notes to be withdrawn;

•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before

5:00 p.m. New York City Time on the Expiration Date:

U.S. Bank National Association

Attn: Corporate Actions

111 Fillmore Avenue

St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com

Facsimile: (651) 466-7367

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $300,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes, and will issue the Exchange Notes, under the Base Indenture and the First Supplemental Indenture. The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. We urge you to read the Indenture, a copy of which is filed as an exhibit to the registration statement of which this prospectus forms a part, because it, and not this description, defines your rights as holders of the Notes.

Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Notes or the Indenture, as applicable.

The registered holder of a Note will be treated as the owner of it for all purposes. Only registered holders will have rights under the Indenture.

General

The Restricted Notes are, and the Exchange Notes will be, our general senior unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The Notes will mature on March 30, 2026, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

The Restricted Notes bear, and the Exchange Notes will bear, cash interest at the rate of 3.250% per annum from March 29, 2021, to the stated maturity or date of earlier redemption. Interest on the Notes will be payable semi-annually in arrears on each September 30 and March 30, commencing September 30, 2021 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding September 1 and March 1 (whether or not a business day), respectively.

Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

If an interest payment date or the stated maturity date or date of early redemption of the Notes falls on a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close, the required payment due on such date will instead be made on the next business day. No further interest will accrue as a result of such delayed payment.

We issued the Restricted Notes initially in an aggregate principal amount of $300.0 million. The Indenture does not limit the aggregate principal amount of the debt securities which we may issue thereunder and provides that we may issue debt securities thereunder from time to time in one or more series. We may, without the consent of the holders of the Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) under the Indenture with the same ranking and the same interest rate, maturity and other terms as the Notes of a series; provided that, if such Additional Notes are not fungible with the Notes of the applicable series (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes of such series (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes of a series will constitute a single series under the Indenture and all references to the relevant Notes herein will include the Additional Notes unless the context otherwise requires.

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

The Notes will be issued only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be presented for transfer (duly endorsed or accompanied by a written instrument of transfer, if so required by us or the security registrar) or exchanged for other notes (containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount) at the office or agency maintained by us for such purposes (initially the corporate trust office of the Trustee). Such transfer or exchange will be made without service charge, but we may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable. Prior to the due presentment of a Note for registration of transfer, we, the Trustee and any other agent of ours or the Trustee may treat the registered holder of each Note as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever.

The Indenture does not contain any provisions that would limit our ability to incur unsecured indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in our credit quality or a takeover, recapitalization or highly leveraged or similar transaction involving us. Accordingly, we could in the future enter into transactions that could increase the amount of indebtedness outstanding at that time or otherwise affect our capital structure or the credit rating of the Notes.

The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•	100% of the principal amount of the Notes to be redeemed, or

•	the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed (through the Par Call Date for the Notes) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points.

Notwithstanding the foregoing, at any time on or after the Par Call Date, we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding the redemption date.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes to be redeemed not less than 15 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the Trustee and, so long as the Notes are registered to DTC or its nominee, the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the applicable Par Call Date, if applicable) to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Par Call Date” means February 28, 2026, which is the date that is one month prior to the maturity date of the Notes.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by us.

“Reference Treasury Dealer” means each of (1) J.P Morgan Securities LLC, (2) Wells Fargo Securities, LLC, and (3) at least three other primary U.S. government securities dealers selected by us; provided, however, that if any of the foregoing or their affiliates ceases to be a primary U.S. government securities dealer in the United States, or a Primary Treasury Dealer, we will select another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such redemption date.

All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2) deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a Exchange Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each Exchange Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in the Company’s Quarterly Report on Form  10-Q for the quarter ended September 30, 2020 for a general discussion of our and our subsidiaries’ indebtedness. Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Exchange Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Exchange Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Business Development Corporation of America and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3) the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case the equivalent investment grade credit rating from any Rating Agency selected by us as a Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.

“Rating Agency” means:

(1) Moody’s; and

(2) if Moody’s ceases to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The Indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Business Development Corporation of America or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•	we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•	the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and registration rights agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•	we will deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•	We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1) default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2) default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3) default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the Trustee or to us and the Trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4) default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Business Development Corporation of America for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5) pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities has an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6) certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the Trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i) such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes;

(ii) the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Trustee to institute proceedings in respect of such event of default;

(iii) such holder or holders have offered to the Trustee indemnity, security, or both, satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the Trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the Trustee must transmit notice of such default known to the Trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Trustee

U.S. Bank National Association is the Trustee, security registrar and paying agent. U.S. Bank National Association, in each of its capacities, including without limitation as the Trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the Trustee and its affiliates.

Governing Law

The Indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

Except as set forth below, Notes will be issued in registered, global form, without interest coupons (the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.

The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.

Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “— Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.

Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear and Clearstream), which may change from time to time.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/ or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the Indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•	will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same- day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the Trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•	DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the years ended December 31, 2020, 2019 and 2018 are derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, certain documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which may be obtained from www.sec.gov or upon request. The financial data set forth in the following table as of and for the three months ended March 31, 2021 and 2020 have been derived from unaudited financial data, but in the opinion of our management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 2021 are not necessarily indicative of the results that may be expected for the year ending December 31, 2021. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC.

	Three Months Ended March 31,		For the Year Ended December 31,
	2021	2020	2020	2019	2018
Per Share Data(1):
Net asset value, beginning of period	$6.95	$7.69	$7.69	$7.82	$8.30
Net investment income	0.13	0.13	0.46	0.57	0.57
Net realized and unrealized gain (loss), net of deferred taxes	0.20	(1.15)	(0.64)	(0.07)	(0.41)
Net increase (decrease) in net assets resulting from operations	0.33	(1.02)	(0.18)	0.49	0.16
Stockholder Distributions(2)
Distributions from net investment income	(0.10)	(0.16)	(0.46)	(0.65)	(0.65)
Net decrease in net assets resulting from stockholder distributions	(0.10)	(0.16)	(0.46)	(0.65)	(0.65)
Capital share transactions
Issuance of common stock (3)	—	(0.04)	(0.06)	—	0.01
Net increase (decrease) in net assets resulting from capital share transactions	—	(0.04)	(0.06)	0.03	0.01
Other(7)	0.01	—	(0.04)	—	—
Net asset value, end of period	7.19	6.47	6.95	7.69	7.82
Shares outstanding, end of period	199,247,868	198,651,991	201,390,728	190,207,717	190,324,059
Total return(4)	4.95%	(14.13)%	(3.44)%	6.60%	1.96%

Ratio/Supplemental Data:
Total net assets, end of period	$1,432,757	$1,284,809	$1,399,755	$1,462,683	$1,492,719
Ratio of net investment income to average net assets(8)	9.06%	7.48%	6.71%	7.26%	6.92%
Ratios of total expenses to average net assets(6)(8)	7.10%	8.12%	7.76%	9.14%	8.94%
Portfolio turnover rate(5)	21.80%	10.19%	37.22%	32.24%	45.58%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions reflects the actual amount of distributions declared per share during the year or relevant period.
(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock.
(4)

Total return is calculated assuming a purchase of shares of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the DRIP.

(5)	Portfolio turnover rate is calculated using the lesser of year-to-date purchases or sales over the average of the invested assets at fair value.
(6)	Ratio of total expenses to average net assets is calculated using total operating expenses, including income tax expense over average net assets.
(7)	Represents the impact of calculating certain per share amounts based on weighted average shares outstanding during the period and certain per share amounts based on shares outstanding as of year end.
(8)	Ratios are annualized, except for incentive fees.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in Part 1, Item 2 of the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31 2021.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on  Form 10-K for the fiscal year ended December 31, 2020 and in “Quantitative and Qualitative Disclosures About Market Risk” in Part I, Item 3 of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021 is incorporated into this prospectus by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY

The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form  10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in “Business—Regulation as a Business Development Company” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is incorporated herein by reference.

SENIOR SECURITIES

Information about the Company’s senior securities is shown as of the dates indicated in the below table. This information about the Company’s senior securities should be read in conjunction with the Company’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

The following is a summary of the senior securities as of December 31, 2020 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Wells Fargo Credit Facility	$253,000	$-	$-	N/A
JPM Credit Facility	289,000	-	-	N/A
Citi Credit Facility	267,250	-	-	N/A
MassMutual Credit Facility	-	-	-	N/A
2024 Notes	99,057	-	-	N/A
2023 Notes	59,843	-	-	N/A
2022 Notes	149,671	-	-	N/A
	$1,117,821	$2,252	$-	N/A

The following is a summary of the senior securities as of December 31, 2019 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Wells Fargo Credit Facility	$436,652	$-	$-	N/A
Citi Credit Facility	250,500	-	-	N/A
2024 Notes	98,818	-	-	N/A
2023 Notes	59,778	-	-	N/A
2022 Notes	149,505	-	-	N/A
2020 Notes	99,789
	$1,095,042	$2,336	$-	N/A

The following is a summary of the senior securities as of December 31, 2018 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Wells Fargo Credit Facility	$294,651	$-	$-	N/A
Citi Credit Facility	293,500	-	-	N/A
2023 Notes	59,713	-	-	N/A
2022 Notes	149,340	-	-	N/A
2020 Notes	99,474	-	-	N/A
	$896,678	$2,688	$-	N/A

The following is a summary of the senior securities as of December 31, 2017 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Wells Fargo Credit Facility	$188,051	$-	$-	N/A
Citi Credit Facility	336,003	-	-	N/A
UBS Credit Facility (4)	232,500	-	-	N/A
2022 Notes	149,175	-	-	N/A
2020 Notes	99,158	-	-	N/A
JPMC PB Account	36,262	-	-	N/A
	$1,041,149	$2,435	$-	N/A

The following is a summary of the senior securities as of December 31, 2016 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Wells Fargo Credit Facility	$298,152	$-	$-	N/A
Citi Credit Facility	286,003	-	-	N/A
UBS Credit Facility (4)	232,500	-	-	N/A
2020 Notes	98,842	-	-	N/A
	$915,497	$2,671	$-	N/A

The following is a summary of the senior securities as of December 31, 2015 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Wells Fargo Credit Facility	$263,087	$-	$-	N/A
Citi Credit Facility	270,625	-	-	N/A
UBS Credit Facility (4)	210,000	-	-	N/A
2020 Notes	98,526	-	-	N/A
	$842,238	$2,912	$-	N/A

The following is a summary of the senior securities as of December 31, 2014 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Total Return Swap	$-	$-	$-	N/A
Wells Fargo Credit Facility	288,087	-	-	N/A
Deutsche Bank Credit Facility	60,000	-	-	N/A
Citi Credit Facility	270,625	-	-	N/A
	$618,712	$3,482	$-	N/A

The following is a summary of the senior securities as of December 31, 2013 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Total Return Swap	$216,106	$-	$-	N/A
Revolving Credit Facility	132,687	-	-	N/A
	$348,793	$2,800	$-	N/A

The following is a summary of the senior securities as of December 31, 2012 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Total Return Swap	$52,577	$-	$-	N/A
Revolving Credit Facility	33,907	-	-	N/A
	$86,484	$2,627	$-	N/A

The following is a summary of the senior securities as of December 31, 2011 (dollars in thousands):

	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Ratio Per Unit (1)	Involuntary Liquidation Preference Per Unit (2)	Asset Market Value Per Unit (3)
Revolving Credit Facility	$5,900	$2,391	$-	N/A

(1)	Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.

(3)	Not applicable because senior securities are not registered for public trading.

(4)	On April 6, 2018, the Company borrowed $90.6 million under the Wells Fargo Credit Facility and used such proceeds, together with cash on hand, to repay at maturity the UBS Credit Facility.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2021 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Board of Directors of the Company (the “Board”) approved the valuation of the Company’s investment portfolio, as of March 31, 2021 at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Senior Secured First Lien Debt - 103.5% (b)
1236904 BC, Ltd. (c) (h) 9300 Trans-Canada Highway Suite 300 Saint-Laurent, H4S 1K5	Software/Services	L+7.50% (8.50%), 3/4/2027	$10,318	$10,116	$10,117	0.7%
1236904 BC, Ltd. (c) (h) (i) 9300 Trans-Canada Highway Suite 300 Saint-Laurent, H4S 1K5	Software/Services	L+5.50% (5.61%), 3/4/2027	18,781	18,135	18,781	1.3%
Abaco Systems Holding Corp. (c) (h) (i) 12090 South Memorial Parkway Huntsville, AL 35803	Industrials	L+6.00% (7.00%), 12/7/2021	22,913	22,849	22,913	1.6%
Abercrombie & Fitch, Co. (a) 6301 Fitch Path New Albany, OH 43054	Consumer	8.75%, 7/15/2025	3,182	3,182	3,516	0.2%
Acrisure, LLC (h) (i) 5664 Prairie Creek Drive SE Caledonia, MI 49316	Financials	L+3.50% (3.70%), 2/16/2027	19,622	19,535	19,360	1.4%
Alchemy US Holdco 1, LLC (c) (h) (i) 3411 Silverside Road Tatnall Building, STE 104 Wilmington, DE 19801	Industrials	L+5.50% (5.61%), 10/10/2025	3,690	3,659	3,561	0.2%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
American Airlines Inc/AAdvantage Loyalty IP, Ltd. (a) 4333 Amon Carter Blvd Fort Worth, TX 76155	Transportation	5.50%, 4/20/2026	7,895	7,895	8,216	0.6%
American Airlines Inc/AAdvantage Loyalty IP, Ltd. (a) 4333 Amon Carter Blvd Fort Worth, TX 76155	Transportation	5.75%, 4/20/2029	7,895	7,895	8,394	0.6%
Anchor Glass Container Corp. (c) (j) 401 East Jackson Street Suite 2800 Tampa, FL 33602	Paper & Packaging	L+5.00% (6.00%), 12/7/2023	9,576	9,576	8,499	0.6%
Aq Carver Buyer, Inc. (c) (h) (i) 535 Madison Ave New York, NY 10022	Business Services	L+5.00% (6.00%), 9/23/2025	12,954	12,377	12,954	0.9%
Arch Global Precision, LLC (c) (h) (i) 2600 South Telegraph Road Suite 180 Bloomfield, MI 48302	Industrials	L+4.75% (4.86%), 4/1/2026	11,764	11,701	11,764	0.8%
Arctic Holdco, LLC (c)198 Route 28 Harwich, MA 02671	Paper & Packaging	L+6.00% (7.00%), 12/23/2026	842	833	822	0.1%
Arctic Holdco, LLC (c) (i) 198 Route 28 Harwich, MA 02671	Paper & Packaging	L+6.00% (7.00%), 12/23/2026	16,451	16,040	16,056	1.1%
Aveanna Healthcare, LLC (h) 5220 Spring Valley Road Suite 400 Dallas, TX 75254	Healthcare	L+4.25% (5.25%), 3/18/2024	774	748	770	0.1%
Aveanna Healthcare, LLC (h) (i) 5220 Spring Valley Road Suite 400 Dallas, TX 75254	Healthcare	L+5.50% (6.50%), 3/18/2024	8,089	7,940	8,069	0.6%
Axiom Global, Inc. (c) (i) 295 Lafayette Street Suite 700, Floor 7 New York, NY 10012	Business Services	L+4.75% (5.50%), 10/1/2026	16,226	16,094	16,226	1.1%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
BBB Industries, LLC (h) 29627 Renaissance Boulevard Daphne, AL 36526	Transportation	L+4.50% (4.61%), 8/1/2025	12,955	12,885	12,767	0.9%
Bearcat Buyer, Inc. (c) (i) 6940 Columbia Gateway Dr Ste 110 Columbia, MD 21046	Healthcare	L+4.25% (5.25%), 7/9/2026	152	152	152	-%
Bearcat Buyer, Inc. (c) (i) 6940 Columbia Gateway Dr Ste 110 Columbia, MD 21046	Healthcare	L+4.25% (5.25%), 7/9/2026	732	732	730	0.1%
Beasley Mezzanine Holdings, LLC 3033 Riviera Drive Suite 200 Naples, FL 34103	Broadcasting	8.63%, 2/1/2026	2,174	2,174	2,185	0.2%
Black Mountain Sand, LLC (c) 12526 High Bluff Drive Suite 160 San Diego, CA 92130	Energy	L+9.00% (10.50%), 6/28/2024	22,108	21,984	22,108	1.5%
Capstone Logistics (h) 30 Technology Parkway South Suite 200Peachtree Corners, GA 30092	Transportation	L+4.75% (5.75%), 11/12/2027	16,406	16,251	16,396	1.1%
CareCentrix, Inc. (i) 20 Church Street 12th Floor Hartford, CT 06103	Healthcare	L+4.50% (4.70%), 4/3/2025	7,969	7,948	7,260	0.5%
CCW, LLC (c) (h) (i) (t) 752 North 129th Street, Omaha, NE 68154	Food & Beverage	L+8.00% (9.00%), 12/31/2021	28,461	25,612	16,195	1.1%
CDHA Holdings, LLC (c) (h) (i) (j) 200 Willowbrook Lane Suite 220 West Chester, PA 19382	Healthcare	L+7.25% (8.25%) 1.00% PIK, 8/24/2023	16,041	15,926	15,873	1.1%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
CDS U.S. Intermediate Holdings, Inc. (a) (c) (h) (i) (p) 4001 Kennett Pike Suite 302 Wilmington, DE 19807	Media/Entertainment	L+6.00% (7.00%), 11/24/2025	3,168	3,094	3,168	0.2%
CHA Holdings, Inc. (c) (i) 575 Broadway Suite 301Albany, NY 12207	Business Services	L+4.50% (5.50%), 4/10/2025	524	492	524	-%
Chloe Ox Parent, LLC (c) (i) 251 Little Falls Drive Wilmington, DE 19808	Healthcare	L+4.50% (5.50%), 12/23/2024	11,332	11,270	11,332	0.8%
Chloe Ox Parent, LLC (c) (i) 251 Little Falls Drive Wilmington, DE 19808	Healthcare	L+5.25% (6.25%), 12/23/2024	22,479	21,847	22,479	1.6%
CLP Health Services, Inc. (i) 10 Cadillac Drive Suite 400 Brentwood, TN 37027	Healthcare	L+4.25% (5.00%), 12/31/2026	13,013	12,847	13,056	0.9%
Cobblestone Intermediate Holdco, LLC (c) (i) 8900 E Bahia Dr Ste 200 Scottsdale, AZ 85260	Consumer	L+5.50% (6.50%), 1/29/2026	5,264	5,160	5,160	0.4%
Cold Spring Brewing, Co. (c) (h) (i) 219 Red River Ave N Cold Spring, MN 56320	Food & Beverage	L+4.75% (5.75%), 12/19/2025	8,412	8,345	8,412	0.6%
CommerceHub, Inc. (i) Zen Building 201 Fuller Road 6th Floor Albany, NY 12203	Technology	L+4.00% (4.75%), 12/29/2027	7,697	7,660	7,702	0.5%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Community Care Health Network, LLC (h) 9201 East Mountain View Suite 220 Scottsdale, AZ 85258	Healthcare	L+4.50% (4.61%), 2/17/2025	1,678	1,621	1,681	0.1%
Corfin Industries, LLC (c) (h) (i) 7-B Raymond Avenue Salem, NH 03079	Industrials	L+6.00% (7.00%), 2/5/2026	12,174	11,977	12,174	0.8%
Cornerstone Chemical, Co. 3838 N. Causeway Blvd. Suite 3150 Metairie, LA 70002	Chemicals	6.75%, 8/15/2024	4,850	4,621	4,628	0.3%
CRS-SPV, Inc. (c) (j) (o) (w) 3425 Svc Rd Cleveland, OH 44111	Industrials	L+4.50% (5.50%), 3/8/2022	62	62	62	-%
Drilling Info Holdings, Inc. (c) (i) 2901 V3) 23/32a Fortuna Suite 200 Austin, TX 78746	Business Services	L+4.25% (4.36%), 7/30/2025	7,079	6,846	7,079	0.5%
Dynagrid Holdings, LLC (c) 725 East Jones Street Lewisville, TX 75057	Utilities	L+6.00% (7.00%), 12/18/2025	113	113	111	-%
Dynagrid Holdings, LLC (c) (i)725 East Jones Street Lewisville, TX 75057	Utilities	L+6.00% (7.00%), 12/18/2025	14,445	14,169	14,172	1.0%
Dynasty Acqusition Co., Inc. (i) 6710 N. Scottsdale Rd. Suite 250 Scottsdale, AZ 85253	Industrials	L+3.50% (3.70%), 4/6/2026	344	344	333	-%
Dynasty Acqusition Co., Inc. (i) 6710 N. Scottsdale Rd. Suite 250 Scottsdale, AZ 85253	Industrials	L+3.50% (3.70%), 4/6/2026	185	185	179	-%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Enviva Holdings, LP (a) (c) (i)7200 Wisconsin Avenue Suite 1000 Bethesda, MD 20814	Utilities	L+5.50% (6.50%), 2/17/2026	9,828	9,731	9,730	0.7%
Florida Food Products, LLC (c) (h) 2231 West CR 44 Eustis, FL 32726	Food & Beverage	L+6.50% (7.50%), 9/6/2025	21,834	21,489	21,834	1.5%
Florida Food Products, LLC (c) (i) 2231 West CR 44 Eustis, FL 32726	Food & Beverage	L+7.25% (8.25%), 9/8/2025	1,321	1,248	1,321	0.1%
Florida Food Products, LLC (c) (j) 2231 West CR 44 Eustis, FL 32726	Food & Beverage	L+6.50% (7.50%), 9/6/2023	461	461	461	-%
Foresight Energy Operating, LLC (c) (p) One Metropolitan Square 211 North Broadway Suite 2600 St. Louis, MT 63102	Energy	L+8.00% (9.50%), 6/30/2027	1,323	1,323	1,351	0.1%
Frontier Communications Corp. 401 Merritt 7 Norwalk, CT 06851	Telecom	5.00%, 5/1/2028	1,240	1,240	1,264	0.1%
Frontier Communications Corp. (h) 401 Merritt 7 Norwalk, CT 06851	Telecom	L+4.75% (5.75%), 10/8/2027	18,988	18,871	18,909	1.3%
Gold Standard Baking, Inc. (c) 3700 S Kedzie Ave A Chicago, IL 60632	Food & Beverage	L+6.50% (7.50%) 2.00% PIK, 7/25/2022	3,147	2,750	1,259	0.1%
Gordian Medical, Inc. (i)17595 Cartwright Road Irvine, CA 92614	Healthcare	L+6.25% (7.00%), 1/31/2027	10,447	10,134	10,290	0.7%
Green Energy Partners/Stonewall, LLC 5001 Spring Valley Road Suite 1150 West Dallas, TX 75244	Utilities	L+5.50% (6.50%), 11/15/2021	987	987	919	0.1%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Green Energy Partners/Stonewall, LLC 5001 Spring Valley Road Suite 1150 West Dallas, TX 75244	Utilities	L+5.50% (6.50%), 11/15/2021	1,307	1,306	1,218	0.1%
Health Plan One, Inc. (c) (j) 1000 Bridgeport Avenue Shelton, CT 06484	Financials	L+7.50% (8.50%), 7/15/2025	10,695	10,236	10,695	0.7%
Higginbotham Insurance Agency, Inc. (c) (h) 500 West 13th Street Fort Worth, TX 76102	Financials	L+5.75% (6.50%), 11/25/2026	11,579	11,415	11,415	0.8%
HireRight, Inc. (i) 55 East 52nd Street 32nd Floor New York, NY 10055	Business Services	L+3.75% (3.86%), 7/11/2025	2,878	2,861	2,831	0.2%
Hospice Care Buyer, Inc. (c) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare	L+6.50% (7.50%), 12/9/2026	278	278	270	-%
Hospice Care Buyer, Inc. (c) (h) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare	L+6.50% (7.50%), 12/9/2026	21,876	21,219	21,253	1.5%
Hospice Care Buyer, Inc. (c) (h)500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare	L+6.50% (7.50%), 12/9/2026	6,423	6,235	6,235	0.4%
Hospice Care Buyer, Inc. (c) 500 Faulconer Drive Suite 200 Charlottesville, VA 22903	Healthcare	L+6.50% (7.50%), 12/9/2026	2,220	2,220	2,157	0.2%
Houghton Mifflin Harcourt Publishers, Inc. (a) (i) 125 High Street Boston, MA 02110	Education	L+6.25% (7.25%), 11/22/2024	1,438	1,427	1,432	0.1%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
ICR Operations, LLC (c) (h) (i) 685 Third Avenue 2nd Floor New York, NY 10017	Business Services	L+5.00% (6.00%), 3/26/2025	17,101	16,901	17,101	1.2%
ICR Operations, LLC (c) (i) 685 Third Avenue 2nd Floor New York, NY 10017	Business Services	L+5.00% (6.00%), 3/26/2025	6,633	6,481	6,633	0.5%
Ideal Tridon Holdings, Inc.(c) 100 Spear Street Suite 1500 San Francisco, CA 94105	Industrials	L+5.75% (6.75%), 7/31/2024	46	45	46	-%
Ideal Tridon Holdings, Inc. (c) (h) (i) 100 Spear Street Suite 1500 San Francisco, CA 94105	Industrials	L+5.75% (6.75%), 7/31/2024	826	816	826	0.1%
Ideal Tridon Holdings, Inc. (c) (h) (i) 100 Spear Street Suite 1500 San Francisco, CA 94105	Industrials	L+5.75% (6.75%), 7/31/2024	26,837	26,633	26,837	1.9%
Ideal Tridon Holdings, Inc. (c) (j) 100 Spear Street Suite 1500 San Francisco, CA 94105	Industrials	L+5.75% (6.75%), 7/31/2023	442	442	442	-%
Integral Ad Science, Inc. (c) (j) 95 Morton St. 8th Floor New York, NY 10014	Software/Services	L+6.00% (7.00%), 7/19/2024	15,515	15,346	15,515	1.1%
Integrated Efficiency Solutions, Inc. (c) (w) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials	L+2.50% (3.50%) 1.50% PIK, 6/30/2022	3,867	3,866	2,832	0.2%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Integrated Global Services, Inc. (c) (i) 7600 Whitepine Road Richmond, VA 23237	Industrials	L+6.00% (7.00%), 2/4/2026	11,414	11,230	10,955	0.8%
Integrated Global Services, Inc. (c) (j) 7600 Whitepine Road Richmond, VA 23237	Industrials	L+6.00% (7.00%), 2/4/2026	1,622	1,622	1,556	0.1%
Intelsat Jackson Holdings, SA (a) 4 Rue Albert Borschette Luxembourg, L-1246 Luxembourg	Telecom	P+4.75% (8.00%), 11/27/2023	1,124	1,121	1,141	0.1%
Intelsat Jackson Holdings, SA (a) 4 Rue Albert Borschette Luxembourg, L-1246 Luxembourg	Telecom	8.63%, 1/2/2024	2,367	2,374	2,412	0.2%
Internap Corp. (c) (h) (p) 250 Williams Street Suite E-100 Atlanta, GA 30303	Business Services	L+6.50% (7.50%) 5.50% PIK, 5/8/2025	6,039	6,039	5,253	0.4%
International Cruise & Excursions, Inc. (c) (i) 7720 North Dobson Road Scottsdale, AZ 85256	Business Services	L+5.25% (6.25%), 6/6/2025	4,938	4,906	4,380	0.3%
Jakks Pacific, Inc. (c) (p) 2951 28th Street Santa Monica, CA 90405	Consumer	10.50%, 2.50% PIK, 2/9/2023	18,515	17,562	18,515	1.3%
K2 Intelligence Holdings, Inc. (c) (h) (i) 845 Third Avenue New York, NY 10022	Business Services	L+4.75% (5.75%), 9/23/2024	10,251	10,109	10,098	0.7%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Kahala Ireland OpCo Designated Activity Company (a) (c) (j) (o) Fitzwilliam Hall Fitzwilliam Place Dublin, 2 Ireland	Transportation	L+8.00% (13.00%), 12/22/2028	13,549	13,549	13,549	0.9%
Kaman Distribution Corp. (c) (h) (i) 5901 S Belvedere Ave Tucson, AZ 85706	Industrials	L+5.00% (5.20%), 8/26/2026	21,229	19,746	21,229	1.5%
KidKraft, Inc. (c) (w) 4630 Olin Road Dallas, TX 75244	Consumer	L+5.00%, (6.00%) PIK, 8/15/2022	1,060	218	827	0.1%
KMTEX, LLC (c) (g) (o) 2450 S Gulfway Dr Port Arthur, TX 77640	Chemicals	P+3.00% (6.25%) PIK, 6/16/2025	477	477	477	-%
KMTEX, LLC (c) (g) (o) 2450 S Gulfway Dr Port Arthur, TX 77640	Chemicals	P+3.00% (6.25%) PIK, 6/16/2025	842	842	611	-%
KMTEX, LLC (c) (o) 2450 S Gulfway Dr Port Arthur, TX 77640	Chemicals	P+3.00% (6.25%) PIK, 6/16/2025	3,280	3,280	2,381	0.2%
Labrie Environmental Group, LLC (a) (c) (h) 175-B, route Marie-Victorin, Levis,G7A 2T3	Industrials	L+5.50% (6.50%), 9/1/2026	22,752	22,341	22,752	1.6%
Lakeland Tours, LLC (c) (h) 218 Water St. W #400, Charlottesville, VA 22902	Education	L+7.50% (8.75%) 6.00% PIK, 9/25/2025	3,412	3,395	3,412	0.2%
Lakeland Tours, LLC (c) (h) 218 Water St. W #400, Charlottesville, VA 22902	Education	L+7.50% (8.75%) 6.00% PIK, 9/25/2025	4,135	3,699	3,639	0.3%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Lakeland Tours, LLC (c) (h) 218 Water St. W #400, Charlottesville, VA 22902	Education	L+12.00% (13.25%) 6.00% PIK, 9/25/2023	1,806	1,806	1,806	0.1%
Lakeland Tours, LLC (c) (h) 218 Water St. W #400, Charlottesville, VA 22902	Education	13.25% PIK, 9/27/2027	4,375	2,475	2,187	0.2%
Lakeview Health Holdings, Inc. (c) (t) (w) 1900 Corporate Square Blvd Jacksonville, FL 32216	Healthcare	9.75% PIK, 12/15/2021	146	124	36	-%
Lakeview Health Holdings, Inc. (c) (t) (w) 1900 Corporate Square Blvd Jacksonville, FL 32216	Healthcare	9.75% PIK, 12/15/2021	4,235	2,672	1,058	0.1%
LightSquared, LP 10802 Parkridge Boulevard Reston, VA 20191	Telecom	15.50%, 11/1/2023	1,540	1,540	1,548	0.1%
Liquid Tech Solutions Holdings, LLC (h) 74 Maple Street Stoughton, MA 02072	Industrials	L+4.75% (5.50%), 3/20/2028	10,267	10,216	10,216	0.7%
Manna Pro Products, LLC (c) (i) 707 Spirit 40 Park Drive Suite 150 Chesterfield, MT 63005	Consumer	L+6.00% (7.00%), 12/10/2026	24,597	24,020	24,014	1.7%
McDonald Worley, P.C. (c) 1770 St. James Place, Suite 100 Houston, TX 77056	Business Services	21.00% PIK, 12/31/2024	10,047	10,047	10,047	0.7%
MCS Acquisition Corp. (c) 311 Sinclair Road Bristol, PA 19007	Business Services	L+6.00% (7.00%), 10/2/2025	786	786	786	0.1%
Medical Depot Holdings, Inc. (h) (i) 99 Seaview Blvd Port Washington, NY 11050	Healthcare	L+9.50% (10.50%) 4.00% PIK, 1/3/2023	19,332	18,820	17,705	1.2%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
MGTF Radio Company, LLC (c) (j) (o) 650 Smithfield Street Suite 2200 Pittsburgh, PA 15222	Media/Entertainment	L+6.00% (7.00%), 4/1/2024	54,771	54,675	43,105	3.0%
Midwest Can Company, LLC (c) (h) (i) 10800 West Belmont Avenue Franklin Park, IL 60131	Paper & Packaging	L+6.00% (7.00%), 3/2/2026	29,907	29,390	29,907	2.1%
Midwest Can Company, LLC (c) (j) 10800 West Belmont Avenue Franklin Park, IL 60131	Paper & Packaging	L+6.00% (7.00%), 3/2/2026	1,413	1,413	1,413	0.1%
Miller Environmental Group, Inc. (c) (h) (i) 538 Edwards Avenue Calverton, NY 11933	Business Services	L+6.50% (7.50%), 3/15/2024	11,434	11,299	11,434	0.8%
Miller Environmental Group, Inc. (c) (h) (i) 538 Edwards Avenue Calverton, NY 11933	Business Services	L+6.50% (7.50%), 3/15/2024	10,457	10,310	10,457	0.7%
Ministry Brands, LLC (c) (i) 14488 Old Stage Road Lenoir City, TN 37772	Software/Services	L+4.00% (5.00%), 12/2/2022	5,655	5,609	5,655	0.4%
Mintz Group, LLC (c) (i) 110 5th Avenue, 8th Floor New York, NY 10011	Business Services	L+4.75% (5.75%), 3/18/2026	4,215	4,180	4,215	0.3%
Monitronics International, Inc. (j) 1990 Wittington Place Farmers Branch, TX 75234	Business Services	L+6.50% (7.75%), 3/29/2024	5,551	5,557	5,393	0.4%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
MSG National Properties, LLC (a) (c) (h) 2 Penn Plz FL 15 New York, NY 10121-1700	Media/Entertainment	L+6.25% (7.00%), 11/12/2025	12,280	11,939	12,280	0.9%
Muth Mirror Systems, LLC (c) (h) (i) 4221 High Tech Lane Sheboygan, WI 53083	Technology	L+5.25% (6.25%), 4/23/2025	15,379	15,171	14,253	1.0%
New Amsterdam Software Bidco, LLC (c) (h) (i) Bank of America Tower, 515 Congress Avenue Austin, TX 78701	Technology	L+5.00% (6.00%), 5/1/2026	6,057	5,969	6,057	0.4%
New Star Metals, Inc. (c) (h) (i) 6855 Commerce Boulevard Canton, MI 48187	Industrials	L+6.00% (7.50%), 7/10/2023	21,803	21,450	21,803	1.5%
Norvax, LLC (c) (j) 214 West Huron Street Chicago, IL 60654	Business Services	L+6.50% (7.50%), 9/12/2025	11,345	11,124	11,345	0.8%
NTM Acquisition Corp. (c) (h) (i) 1675 S State Street Dover, DE 19901	Media/Entertainment	L+7.25% (8.25%) 1.00% PIK, 6/7/2024	22,016	21,951	19,814	1.4%
Olaplex, Inc. (c) (h) (i) 1482 East Valley Road Suite 701 Santa Barbara, CA 93108	Consumer	L+6.50% (7.50%), 1/8/2026	17,121	16,849	17,121	1.2%
ORG GC Holdings, LLC (c) (h) (t) 6330 Gulfton Street Houston, TX 77081	Business Services	L+6.75% (7.75%), 7/31/2022	21,624	21,457	14,306	1.0%
Pilot Air Freight, LLC (c) (i) Braxton Way Suite 400 Glen Mills, PA 13942	Transportation	L+4.75% (5.75%), 7/25/2024	7,933	7,814	7,814	0.5%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Planet Equity Group, LLC (c) (h) 2100 Sander Road, Suite 150 Northbrook, IL 60062	Business Services	P+5.25% (6.25%), 11/18/2025	1,087	1,069	1,087	0.1%
Planet Equity Group, LLC (c) (h) 2100 Sander Road, Suite 150 Northbrook, IL 60062	Business Services	L+5.25% (6.25%), 11/18/2025	14,754	14,583	14,754	1.0%
Planet Equity Group, LLC (c) (j) 2100 Sander Road, Suite 150 Northbrook, IL 60062	Business Services	L+4.25% (7.50%), 11/18/2024	581	581	581	-%
PlayPower, Inc. (c) (h) (i) 11515 Vanstory Drive, Suite 100 Huntersville, NC 28078	Industrials	L+5.50% (5.70%), 5/8/2026	25,284	25,006	25,056	1.7%
Premier Dental Services, Inc. (h) (i) 530 South Main St. Orange, CA 92868	Healthcare	L+5.25% (6.25%), 6/30/2023	31,939	31,814	31,061	2.2%
Premier Global Services, Inc. (c) 3280 Peachtree Road NE, The Terminus Building Suite 1000 Atlanta, GA 30305-2422	Telecom	L+6.50% (7.50%), 6/8/2023	6,066	5,926	2,960	0.2%
Prototek, LLC (c) 244 Burnham Intervale Rd Contoocook, NH 03229	Industrials	L+5.75% (6.75%), 10/20/2026	903	903	884	0.1%
Prototek, LLC (c) (h) 244 Burnham Intervale Rd Contoocook, NH 03229	Industrials	L+5.75% (6.75%), 10/20/2026	11,257	11,022	11,022	0.8%
PSKW, LLC (c) (h) (i) 1 Crossroads Drive Third Floor Bedminster, NJ 07921	Healthcare	L+6.25% (7.25%), 3/9/2026	29,700	29,089	29,700	2.1%
PT Network, LLC (c) (h) 501 Fairmount Avenue Towson, MD 21286	Healthcare	L+7.50% (8.50%) 2.00% PIK, 11/30/2023	17,044	16,994	15,919	1.1%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Questex, Inc. (c) (h) (i) 275 Grove Street, Suite 2-130 Newton, MA 02466	Media/Entertainment	L+5.75% (6.75%), 9/9/2024	15,786	15,606	14,492	1.0%
Questex, Inc. (c) (j) 275 Grove Street, Suite 2-130 Newton, MA 02466	Media/Entertainment	L+5.75% (6.75%), 9/9/2024	1,895	1,895	1,738	0.1%
RE Investment Company, LLC (c) 2414 US Highway 2 E Kalispell, MT 59901-2310	Industrials	L+8.00% (9.00%), 9/25/2025	5,652	5,652	5,526	0.4%
RE Investment Company, LLC (c) (h) 2414 US Highway 2 E Kalispell, MT 59901-2310	Industrials	L+8.00% (9.00%), 9/25/2025	13,564	13,260	13,261	0.9%
Red River Technology, LLC (c) (h) (i) 21 Water Street, Suite 500 Claremont, NH 3743	Business Services	L+5.00% (6.00%), 8/30/2024	23,372	23,130	23,372	1.6%
Reddy Ice Corp. (c) (h) (i) 5720 Lbj Fwy Ste 200 Dallas, TX 75240	Food & Beverage	L+6.50% (7.50%), 7/1/2025	19,294	18,885	18,918	1.3%
Reddy Ice Corp. (c) (j) 5720 Lbj Fwy Ste 200 Dallas, TX 75240	Food & Beverage	L+6.50% (7.50%), 7/1/2025	1,817	1,802	1,782	0.1%
Refresh Parent Holdings, Inc. (c) 320 1st St N, STE 712 Jacksonville Beach, FL 32250	Healthcare	L+6.50% (7.50%), 12/9/2026	1,710	1,710	1,667	0.1%
Refresh Parent Holdings, Inc. (c) (h) 320 1st St N, STE 712 Jacksonville Beach, FL 32250	Healthcare	L+6.50% (7.50%), 12/9/2026	9,559	9,328	9,318	0.7%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
REP TEC Intermediate Holdings, Inc. (c) 12420 Grey Commercial Dr., Midland, NC 28107	Software/Services	L+6.50% (7.50%), 6/19/2025	494	494	494	-%
REP TEC Intermediate Holdings, Inc. (c) (h) 12420 Grey Commercial Dr., Midland, NC 28107	Software/Services	L+6.50% (7.50%), 6/19/2025	1,540	1,525	1,525	0.1%
REP TEC Intermediate Holdings, Inc. (c) (h) (i) 12420 Grey Commercial Dr., Midland, NC 28107	Software/Services	L+6.50% (7.50%), 6/19/2025	6,962	6,786	6,962	0.5%
Resco Products, Inc. (c) 2711 Centerville Rd, Suite 400 Wilmington, DE 19808	Industrials	L+7.00% (9.00%) 2.00% PIK, 6/5/2022	9,550	9,550	8,786	0.6%
RXB Holdings, Inc. (h) 3700 Colonnade Parkway Suite 600 PO Box 382377 Birmingham, AL 35243	Healthcare	L+5.25% (6.00%), 12/20/2027	8,075	7,919	8,034	0.6%
SCIH Salt Holdings, Inc. (c) 1875 Century Park East Suite 320 Los Angeles, CA 90067	Industrials	L+4.00% (5.00%), 3/17/2025	-	-	-	-%
SCIH Salt Holdings, Inc. (h) (i) 1875 Century Park East Suite 320 Los Angeles, CA 90067	Industrials	L+4.50% (5.50%), 3/16/2027	24,788	24,574	24,788	1.7%
SFR Group, SA (a) (i) 16 Rue Du General Alain De Boissieu Paris, 75015	Telecom	L+4.00% (4.20%), 8/14/2026	7,879	7,828	7,852	0.5%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
SitusAMC Holdings Corp. (c) (h) (i) 5065 Westheimer Road Suite 700E Houston, TX 77056	Financials	L+4.75% (5.75%), 6/30/2025	8,370	8,281	8,320	0.6%
SitusAMC Holdings Corp. (c) (h) (i) 5065 Westheimer Road Suite 700E Houston, TX 77056	Financials	L+4.75% (5.75%), 6/28/2025	4,729	4,677	4,701	0.3%
SitusAMC Holdings Corp. (c) (j) 5065 Westheimer Road Suite 700E Houston, TX 77056	Financials	L+4.75% (5.75%), 6/30/2025	752	743	747	0.1%
Skillsoft Corp. Boulevard Grande-Duchesse Charlotte 48 Luxembourg,1330	Technology	L+7.50% (8.50%), 12/27/2024	725	687	741	0.1%
Skillsoft Corp. (c) Boulevard Grande-Duchesse Charlotte 48 Luxembourg,1330	Technology	L+7.50% (8.50%), 12/27/2024	638	608	638	-%
Skillsoft Corp. (h) Boulevard Grande-Duchesse Charlotte 48 Luxembourg,1330	Technology	L+7.50% (8.50%), 4/28/2025	12,918	12,857	12,864	0.9%
St. Croix Hospice Acquisition Corp. (c) (i) 7200 Hudson Blvd Suite 230 Oakdale, MN 55128	Healthcare	L+6.25% (7.25%), 10/30/2026	25,874	25,393	25,393	1.8%
Striper Buyer, LLC (c) (h) 360 Forbes Blvd Mansfield, MA 02048	Paper & Packaging	L+5.50% (6.25%), 12/30/2026	12,487	12,364	12,363	0.9%
Subsea Global Solutions, LLC (c) (i) 2994 North Miami Avenue Miami, FL 33127	Business Services	L+7.00% (8.00%), 3/29/2023	4,744	4,689	4,744	0.3%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Subsea Global Solutions, LLC (c) (i) 2994 North Miami Avenue Miami, FL 33127	Business Services	L+7.00% (8.00%), 3/29/2023	7,980	7,916	7,980	0.6%
Subsea Global Solutions, LLC (c) (j) 2994 North Miami Avenue Miami, FL 33127	Business Services	L+7.00% (8.00%), 3/29/2023	289	289	289	-%
Tax Defense Network, LLC (c) (p) (t) 900 Southside Boulevard Jacksonville, FL 32256	Consumer	L+6.00% (10.00%) PIK, 9/30/2021	6,152	3,833	431	-%
Tax Defense Network, LLC (c) (p) (t) 900 Southside Boulevard Jacksonville, FL 32256	Consumer	10.00% PIK, 9/30/2021	3,397	2,986	3,397	0.2%
Tax Defense Network, LLC (c) (p) (t) 900 Southside Boulevard Jacksonville, FL 32256	Consumer	L+6.00% (10.00%) PIK, 9/30/2021	34,658	21,646	2,426	0.2%
Tillamook Country Smoker, LLC (c) (h) 8250 Warren Avenue Bay City, OR 97107-3120	Food & Beverage	L+7.75% (8.75%), 5/19/2022	9,783	9,750	9,497	0.7%
Tillamook Country Smoker, LLC (c) (j) 8250 Warren Avenue Bay City, OR 97107-3120	Food & Beverage	L+7.75% (8.75%), 5/19/2022	2,561	2,561	2,486	0.2%
Trademark Global, LLC (c) (j) (w) 7951 West Erie Avenue Lorain, OH 44053	Consumer	L+5.50% (6.50%), 10/31/2022	1,947	1,947	1,947	0.1%
Travelport Finance (Luxembourg) S.A R. L. (a) (h) 2-4, rue Eugène Ruppert Luxembourg, L - 2453	Business Services	L+8.00% (9.00%) 6.50% PIK, 2/28/2025	6,776	6,725	6,892	0.5%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Trilogy International Partners, LLC (a) 155 108th Ave, NE Suite 400 Belllvue, WA 98004	Telecom	8.88%, 5/1/2022	14,875	14,856	14,467	1.0%
Trilogy International Partners, LLC (a) (c) (h) 155 108th Ave, NE Suite 400 Belllvue, WA 98004	Telecom	10.00%, 5/1/2022	6,298	6,091	6,172	0.4%
University of St. Augustine Acquisition Corp. (c) (h) (i) University of St. Augustine for Health Sciences 700 Windy Point Dr. San Marcos, CA 92069	Education	L+4.25% (5.25%), 2/2/2026	23,701	23,292	23,701	1.7%
Urban One, Inc. 1010 Wayne Avenue 14th FloorSilver Spring, MD 20910	Media/Entertainment	7.38%, 2/1/2028	13,061	13,061	13,522	0.9%
Veritext Corp. (h) (i) 290 West Mount Pleasant Avenue Suite 3200 Livingston, NJ 07039	Business Services	L+3.50% (3.61%), 8/1/2025	3,532	3,532	3,483	0.2%
Vertex Aerospace Services Corp. (h) (i) Madison Ave, 28th fl, New York, NY 10017	Industrials	L+4.00% (4.11%), 6/29/2027	10,169	10,139	10,163	0.7%
WMK, LLC (c) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	L+7.50% (8.50%), 9/5/2025	356	353	356	-%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
WMK, LLC (c) (h) (i) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	L+7.50% (8.50%), 9/5/2025	19,082	18,841	19,082	1.3%
WMK, LLC (c) (j) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	L+7.50% (8.50%), 9/5/2025	2,582	2,572	2,582	0.2%
WMK, LLC (c) (j) 4199 Kinross Lakes Pkwy Suite 300 Richfield, OH 44286	Business Services	L+7.50% (8.50%), 9/5/2024	2,184	2,184	2,184	0.2%

Sub Total Senior Secured First Lien Debt				$1,539,830	$1,483,081	103.5%

Senior Secured Second Lien Debt - 17.5% (b)
Accentcare, Inc. (c) (h) 17855 North Dallas Parkway Dallas, TX 75287	Healthcare	L+8.75% (9.50%), 6/21/2027	$30,152	$29,510	$30,152	2.1%
Anchor Glass Container Corp. (c) (j) 401 East Jackson Street Suite 2800 Tampa, FL 33602	Paper & Packaging	L+7.75% (8.75%), 12/6/2024	6,667	6,615	2,553	0.2%
Aruba Investments Holdings, LLC (c) (i) 1500 East Lake Cook Road Buffalo Grove, IL 60089	Chemicals	L+7.75% (8.50%), 11/24/2028	3,759	3,705	3,759	0.3%
Astro AB Merger Sub, Inc. (a) (c) (h) 220 E. Las Colina Blvd Suite 1200 Irving, TX 75039	Financials	L+8.00% (9.00%), 4/30/2025	9,638	9,604	9,638	0.7%
Asurion, LLC (h) 648 Grassmere Park Nashville, TN 37211	Business Services	L+5.25% (5.36%), 1/31/2028	15,632	15,632	15,906	1.1%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Avatar Purchaser, Inc. (c) 2445 M St. NW Washington, DC 20037	Software/Services	L+7.50% (8.50%), 11/17/2025	1,716	1,686	1,716	0.1%
Aveanna Healthcare, LLC (h) 5220 Spring Valley Road Suite 400 Dallas, TX 75254	Healthcare	L+8.00% (9.00%), 3/17/2025	5,883	5,839	5,865	0.4%
Barracuda Networks, Inc. (h) 3175 Winchester Blvd Campbell, CA 95008	Software/Services	L+6.75% (7.50%), 10/30/2028	4,698	4,653	4,774	0.3%
BrandMuscle Holdings, Inc. (c) (j) 233 South Wacker Drive Suite 4400 Chicago, IL 60606	Business Services	L+8.50% (9.50%), 6/1/2022	24,500	24,411	24,500	1.7%
Carlisle Food Service Products, Inc. (c) (h) 4711 East Hefner Road Oklahoma City, OK 73131	Consumer	L+7.75% (8.75%), 3/20/2026	10,719	10,586	10,001	0.7%
CDS U.S. Intermediate Holdings, Inc. (a) (c) (p) 4001 Kennett Pike Suite 302 Wilmington, DE 19807	Media/Entertainment	L+8.00% (9.00%) 7.00% PIK, 11/24/2027	1,629	1,369	1,515	0.1%
CommerceHub, Inc. (c) (h) Zen Building 201 Fuller Road 6th Floor Albany, NY 12203	Technology	L+7.00% (7.75%), 12/29/2028	12,360	12,300	12,391	0.9%
Dentalcorp Perfect Smile, ULC (a) (c) (j) 21 St Clair Ave E #11420 Toronto, ON M4T 1L9	Healthcare	L+7.50% (8.50%), 6/8/2026	10,139	10,072	10,139	0.7%
HAH Group Holding Company, LLC (c) (h) 1 N State St Ste 800 Chicago, IL 60602	Healthcare	L+8.50% (9.50%), 10/30/2028	12,445	12,150	12,445	0.9%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Hyland Software, Inc. (c) (h) 28500 Clemens Road Westlake, OH 44145	Technology	L+7.00% (7.75%), 7/7/2025	7,575	7,589	7,619	0.5%
MLN US Holdco, LLC (a) (c) (h) (i) 350 Legget Drive, Kanata, ON K2K 2W7	Technology	L+8.75% (8.85%), 11/30/2026	3,000	2,957	1,941	0.1%
PetVet Care Centers, LLC (h) 1 Gorham Island Westport, CT 06880	Healthcare	L+6.25% (6.36%), 2/13/2026	3,539	3,528	3,532	0.3%
Project Boost Purchaser, LLC (c) (j) 11660 Alpharetta Highway Suite 210 Roswell, GA 30076	Business Services	L+8.00% (8.11%), 5/31/2027	1,848	1,848	1,835	0.1%
QuickBase, Inc. (c) 150 Cambridgepark Drive Cambridge, MA 02140	Technology	L+8.00% (8.11%), 4/2/2027	7,484	7,372	7,476	0.5%
RealPage, Inc. (a) (i) 4000 International Parkway Carrollton, TX 75007	Software/Services	L+6.50% (7.25%), 2/18/2029	13,647	13,442	13,988	1.0%
Recess Holdings, Inc. (c) (h) 401 Chestnut Street Suite 410 Chattanooga TN 37402	Industrials	L+7.75% (8.75%), 9/29/2025	16,134	15,976	15,618	1.1%
Renaissance Holding Corp. (h) 901 Deming Way Suite 301 Madison, WI 53717	Software/Services	L+7.00% (7.11%), 5/29/2026	11,029	10,900	10,985	0.8%
River Cree Enterprises, LP (a) (c) (m) 300 East Lapotac Blvd Box 179 Enoch Alberta, AB T7X3Y3	Gaming/Lodging	10.00%, 5/17/2025	CAD21,275	16,468	14,429	1.0%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
SSH Group Holdings, Inc. (c) (h) 12930 Saratoga Ave Suite A2 Saratoga, CA 95070	Education	L+8.25% (8.45%), 7/30/2026	10,122	10,054	9,717	0.7%
TIBCO Software, Inc. (j) 3307 Hillview Avenue Palo Alto, CA 94304	Technology	L+7.25% (7.36%), 3/3/2028	13,020	12,963	13,146	0.9%
Travelpro Products, Inc. (a) (c) (m) (w) 700 Banyan Trail Boca Raton, FL 33431	Consumer	13.00%, 2.00% PIK, 11/21/2022	CAD 3,049	2,349	1,875	0.1%
Travelpro Products, Inc. (a) (c) (w) 700 Banyan Trail Boca Raton, FL 33431	Consumer	14.50%, 11.25% PIK, 11/21/2022	2,635	2,635	2,036	0.1%
Vantage Mobility International, LLC (c) (p) (t) (w) 5202 S 28th Pl Phoenix, AZ 85040	Transportation	L+6.00% (7.00%) PIK, 9/9/2021	3,399	2,914	960	0.1%

Sub Total Senior Secured Second Lien Debt				$259,127	$250,511	17.5%

Subordinated Debt - 6.0% (b)
Del Real, LLC (c) (t) (w) 1101 Messenger Lane, Moore, OK 73160	Food & Beverage	14.50%, 2.00% PIK, 4/1/2023	$3,775	$3,131	$3,186	0.2%
Gdb Debt Recovery Authority Of Commonwealth Puerto Rico (a) Roberto Sánchez Vilella (Minillas) Government Center De Diego Ave. Stop 22 San Juan, PR 00907	Financials	7.50%, 8/20/2040	13,004	9,712	10,902	0.8%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Jakks Pacific, Inc. (c) (p) 2951 28th Street Santa Monica, CA 90405	Consumer	6.00%, 2.75% PIK, 7/3/2023	1,566	1,448	1,448	0.1%
Park Ave RE Holdings, LLC (c) (j) (o) (v) 200 North Tryon St. Charlotte, NC 28202	Financials	13.00%, 12/31/2021	32,237	32,237	32,237	2.2%
PCX Aerostructures, LLC (c) (j) (p) (w) 300 Fenn Road Newington, CT 06111	Industrials	6.00%, 8/9/2021	7,995	7,239	10,020	0.7%
Siena Capital Finance, LLC (c) (j) (o) 9 W. Broad Street Stamford, CT 06902	Financials	12.50%, 5/15/2024	28,500	28,493	28,500	2.0%
Sub Total Subordinated Debt				$82,260	$86,293	6.0%

Collateralized Securities - 2.8% (b)
Collateralized Securities - Debt Investment
NewStar Arlington Senior Loan Program, LLC 14-1A FR (a) (c) (j) (p) 500 Boylston Street Suite 1250 Boston, MA 02116	Diversified Investment Vehicles	L+11.00% (11.22%), 4/25/2031	$4,750	$4,572	$3,835	0.3%
Newstar Fairfield Fund CLO, Ltd. 2015-1RA F (a) (c) (j) (p) 500 Boylston St. Boston, MA 02116	Diversified Investment Vehicles	L+7.50% (7.72%), 1/20/2027	10,728	9,705	6,133	0.4%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Whitehorse, Ltd. 2014-1A E (a) (c) (p) 200 Crescent Court Dallas, TX 75201	Diversified Investment Vehicles	L+4.55% (4.76%), 5/1/2026	8,000	7,865	6,048	0.4%
Collateralized Securities - Equity Investment (n)						-%
Figueroa CLO, Ltd. 2014-1A Side Letter (a) (c) 865 South Figueroa St. Los Angeles, CA 90017	Diversified Investment Vehicles	25.44%, 1/15/2027	$2,986	$59	$-	-%
MidOcean Credit CLO 2013-2A INC (a) (c) (k) (p) 320 Park Ave., Suite 1600 New York, NY 10022	Diversified Investment Vehicles	0.00%, 1/29/2030	37,600	15,829	7,523	0.5%
NewStar Arlington Senior Loan Program, LLC 14-1A SUB (a) (c) (j) (k) (p) 500 Boylston Street Suite 1250 Boston, MA 02116	Diversified Investment Vehicles	20.15%, 4/25/2031	31,603	18,119	16,816	1.2%
Newstar Fairfield Fund CLO, Ltd. 2015-1RA SUB (a) (c) (k) (p) 500 Boylston St. Boston, MA 02116	Diversified Investment Vehicles	0.00%, 1/20/2027	31,575	6,285	-	-%
OFSI Fund, Ltd. 2014-6A Side Letter (a) (c) 2850 West Golf Road Rolling Meadows, IL 60008	Diversified Investment Vehicles	0.00%, 3/20/2025	1,970	263	-	-%
Whitehorse, Ltd. 2014-1A Side Letter (a) (c) (p) 200 Crescent Court Dallas, TX 75201	Diversified Investment Vehicles	0.00%, 5/1/2026	1,886	134	-	-%
Whitehorse, Ltd. 2014-1A SUB (a) (c) (k) (p) 200 Crescent Court Dallas, TX 75201	Diversified Investment Vehicles	0.00%, 5/1/2026	36,000	6,965	-	-%
Sub Total Collateralized Securities				$69,796	$40,355	2.8%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Equity/Other - 33.5% (b) (d)
Aden & Anais Holdings, Inc. (c) (e) (w) 178 N 9th St Brooklyn, NY 11211	Retail		4,470	$-	$-	-%
Answers Corp. (c) (e) (p) 6665 Delmar, Suite 3000 St Louis, MO 63130	Media/Entertainment		908,911	10,643	145	-%
Baker Hill Acquisition, LLC (c) (e) (w) 1320 City Center Drive Suite 300 Carmel, IN 46032	Financials		22,653	-	-	-%
BDCA Senior Loan Fund, LLC (a) (c) (o) 9 West 57th Street Suite 4920 New York, NY 10019	Diversified Investment Vehicles		304,934	304,934	304,934	21.3%
Black Mountain Sand, LLC (c) (e) (u) 12526 High Bluff Drive Suite 160 San Diego, CA 92130	Energy		55,463	-	3	-%
Capstone Nutrition Development, LLC (c) (e) (p) (u) 900 S. Depot Drive Ogden, UT 84404	Consumer		47,883	4,468	14,753	1.0%
CDS U.S. Intermediate Holdings, Inc. (a) (c) (e) (p) 4001 Kennett Pike Suite 302 Wilmington, DE 19807	Media/Entertainment		539,708	1,224	4,021	0.3%
CDS U.S. Intermediate Holdings, Inc. (a) (c) (e) (p) 4001 Kennett Pike Suite 302 Wilmington, DE 19807	Media/Entertainment		874,000	437	1,311	0.1%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Clover Technologies Group, LLC (c) (e) 700 E Dayton Rd, Ottawa, IL 61350	Industrials		180,274	1,153	18	-%
Clover Technologies Group, LLC (c) (e) 700 E Dayton Rd, Ottawa, IL 61350	Industrials		2,753	275	405	-%
CRD Holdings, LLC (a) (c) (o) (u) 5808 Sepulveda Blvd. Suite 502 Van Nuys, CA 91411	Energy	9.00%	52,285,603	10,221	10,050	0.7%
CRS-SPV, Inc. (c) (e) (j) (o) (w) 9780 Ormsby Station Rd Louisville, KY 40223	Industrials		246	2,219	1,393	0.1%
Danish CRJ, Ltd. (a) (c) (e) (p) (r) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation		5,002	-	-	-%
Data Source Holdings, LLC (c) (e) (w) 1400 Universal Avenue Kansas City, MO 64120	Business Services		10,617	140	203	-%
Del Real, LLC (c) (e) (u) (w) 1101 Messenger Lane Moore, OK 73160	Food & Beverage		670,510	382	-	-%
Dyno Acquiror, Inc. (c) (e) (w) 2626 Glenwood Ave Ste 550 Raleigh NC 27608	Consumer		134,102	58	107	-%
First Eagle Greenway Fund II, LLC (a) (j) (p) 100 Federal St. Boston, MA 02110	Diversified Investment Vehicles		5,329	5,329	1,811	0.1%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Foresight Energy Operating, LLC (c) (e) (p) (u) One Metropolitan Square 211 North Broadway Suite 2600 St. Louis, MO 63102	Energy		158,093	2,087	3,729	0.3%
HemaSource, Inc. (c) (e) (w) 4158 Nike Dr West Jordan, UT 84088	Healthcare		223,503	168	268	-%
Integrated Efficiency Solutions, Inc. (c) (e) (w) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials		53,215	56	-	-%
Integrated Efficiency Solutions, Inc. (c) (e) (w) 750 MD Route 3 South Suite 19 Gambrills, MD 21054	Industrials		2,975	3	-	-%
Internap Corp (c) (e) (p) 250 Williams Street, Suite E-100 Atlanta, GA 30303	Business Services		1,293,189	543	2,231	0.2%
Jakks Pacific, Inc. (c) (e) (p) 2951 28th Street Santa Monica, CA 90405	Consumer		5,303	104	666	-%
Jakks Pacific, Inc. (e) (p) (s) 2951 28th Street Santa Monica, CA 90405	Consumer		9,885	41	70	-%
Kahala Ireland OpCo Designated Activity Company (a) (c) (o) (y) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation		1	-	35,952	2.6%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Kahala Ireland OpCo Designated Activity Company (a) (c) (o) (y) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation		3,250,000	-	3,250	0.2%
Kahala US OpCo, LLC (a) (c) (e) (o) (x) Fitzwilliam Hall, Fitzwilliam Place Dublin, 2, Ireland	Transportation	13.00%	4,413,472	-	-	-%
KidKraft, Inc. (c) (e) (u) (w) 4630 Olin Road Dallas, TX 75244	Consumer		2,682,257	-	-	-%
KMTEX, LLC (c) (e) (o) (u) 2450 S Gulfway Dr Port Arthur, TX 77640	Chemicals		442,000	-	-	-%
KMTEX, LLC (c) (e) (o) (u) 2450 S Gulfway Dr Port Arthur, TX 77640	Chemicals		4,162,000	2,793	-	-%
Lakeview Health Holdings, Inc. (c) (e) (w) 1900 corporate Square Blvd Jacksonville, FL 32216	Healthcare		447	-	-	-%
MCS Acquisition Corp. (c) (e) 311 Sinclair Road Bristol, PA 19007	Business Services		31,521	4,103	2,779	0.2%
MGTF Holdco, LLC (c) (e) (o) (u) Steel City Media Suite 2200 650 Smithfield Street Pittsburgh, PA 15222	Media/Entertainment		402,000	-	-	-%
Motor Vehicle Software Corp. (c) (e) (w) 29901 Agoura Rd Agoura Hills, CA 91301	Business Services		223,503	318	279	-%
New Constellis Holdings Inc. (c) (e) (w) 12018 Sunrise Valley Drive, Suite 140 Reston, Virginia 20191	Business Services		2,316	67	67	-%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Nomacorc, LLC (c) (e) (u) (w) 400 Vintage Park Drive Zebulon, NC 27597	Industrials		356,816	56	112	-%
Park Ave RE Holdings, LLC (c) (e) (j) (o) (v) 200 North Tryon St. Charlotte, NC 28202	Financials		719	2,818	3,300	0.2%
PCX Aerostructures, LLC (c) (e) (p) (w) 300 Fenn Road Newington, CT 06111	Industrials		27,250	-	-	-%
PCX Aerostructures, LLC (c) (e) (p) (w) 300 Fenn Road Newington, CT 06111	Industrials		1,356	-	2,305	0.2%
PCX Aerostructures, LLC (c) (e) (p) (w) 300 Fenn Road Newington, CT 06111	Industrials		315	-	606	-%
PennantPark Credit Opportunities Fund II, LP (a) (p) 590 Madison Avenue New York, NY 10022	Diversified Investment Vehicles		8,739	8,132	9,394	0.7%
PT Network, LLC (c) (e) (u) 501 Fairmount Avenue Towson, MD 21286	Healthcare		3	-	-	-%
RMP Group, Inc. (c) (e) (u) (w) 6000 Metrowest Blvd, Suite 208 Orlando, FL 32835	Financials		223	164	340	-%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Schweiger Dermatology Group, LLC (c) (e) (u) (w) 156 West 56th Street, Suite 1003 New York, NY 10019	Healthcare		265,024	-	-	-%
Siena Capital Finance, LLC (c) (j) (o) 9 W. Broad Street Stamford, CT 06902	Financials		35,839,400	36,549	39,423	2.8%
Skillsoft Corp. (c) (e) 364 Evergreen Skills Rd. Laurens, SC 29360	Technology		39,794	4,993	7,163	0.5%
Smile Brands, Inc. (c) (e) (w) 100 Spectrum Center Dr #1500 Irvine, CA 92618	Healthcare		712	815	1,409	0.1%
Squan Holding Corp. (c) (e) 329 Harold Avenue Englewood, NJ 07631	Telecom		180,835	-	-	-%
SYNACOR, Inc. (e) (s) 40 La Riviere Drive, Suite 300 Bufffalo, NY 14202	Technology		59,785	-	131	-%
Tap Rock Resources, LLC (c) (g) (p) (u) Tap Rock Resources 602 Park Point Drive, Suite 200 Golden, CO 80401	Energy		18,356,442	9,067	10,463	0.7%
Tax Advisors Group, LLC (c) (u) (w) 12400 Coit Road, Suite 960 Dallas TX 75251	Financials		86	609	924	0.1%
Tax Defense Network, LLC (c) (e) (p) 900 Southside Boulevard Jacksonville, FL 32256	Consumer		147,099	425	-	-%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
Tax Defense Network, LLC (c) (e) (p) 900 Southside Boulevard Jacksonville, FL 32256	Consumer		633,382	-	-	-%
Team Waste, LLC (c) (p) (u) (w) 850 Wingo Rd Byhalia, MS 38611	Industrials		128,483	2,569	2,681	0.2%
Tennenbaum Waterman Fund, LP (a) (j) (p) 2951 28th St. Santa Monica, CA 90405	Diversified Investment Vehicles		10,000	10,000	10,002	0.7%
Travelpro Products, Inc. (a) (c) (e) (w) 700 Banyan Trail Boca Raton, FL 33431	Consumer		447,007	506	-	-%
United Biologics, LLC (c) (e) (u) (w) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		39,769	132	21	-%
United Biologics, LLC (c) (e) (u) (w) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		3,155	-	-	-%
United Biologics, LLC (c) (e) (u) (w) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		4,206	31	15	-%
United Biologics, LLC (c) (e) (u) (w) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		99,236	-	-	-%
United Biologics, LLC (c) (e) (u) (w) 100 Northeast Loop 410 Suite 200 San Antonio, TX 78216	Healthcare		223	35	9	-%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
USASF Holdco, LLC (c) (e) (u) 2705 Atlanta Hwy Athens, GA 30606	Financials		10,000	10	-	-%
USASF Holdco, LLC (c) (e) (u) 2705 Atlanta Hwy Athens, GA 30606	Financials		490	490	228	-%
USASF Holdco, LLC (c) (e) (u) 2705 Atlanta Hwy Athens, GA 30606	Financials		139	139	278	-%
Vantage Mobility International, LLC (c) (e) (p) (w) 5202 S 28th Pl Phoenix, AZ 85040	Transportation		391,131	-	-	-%
Vantage Mobility International, LLC (c) (e) (p) (w) 5202 S 28th Pl Phoenix, AZ 85040	Transportation		3,280,908	3,140	-	-%
Vantage Mobility International, LLC (c) (e) (p) (w) 5202 S 28th Pl Phoenix, AZ 85040	Transportation		1,468,221	-	-	-%
World Business Lenders, LLC (c) (e) 101 Hudson St Jersey City, NY 07302	Financials		922,669	3,750	2,168	0.2%
WPNT, LLC (c) (e) (o) (u) Steel City Media Suite 2200 650 Smithfield Street Pittsburgh, PA 15222	Media/Entertainment		402,000	-	-	-%
Wythe Will Tzetzo, LLC (c) (e) (u) (w) 100 Pirson Parkway Tonawanda, NY 14150	Food & Beverage		22,312	302	-	-%

Portfolio Company (f) (q)	Industry	Investment Coupon Rate / Maturity (l)	Principal / Number of Shares	Amortized Cost	Fair Value (c)	% of Net Assets (b)
YummyEarth Inc. (c) (e) (w) 9 West Broad Street Suite #440 Stamford CT 06902	Food & Beverage		223	-	-	-%
Sub total Equity/Other				$436,498	$479,417	33.5%

TOTAL INVESTMENTS - 163.3% (b)				$2,387,511	$2,339,657	163.3%

(a)	All of the Company's investments, except the investments noted by this footnote, are qualifying assets under Section 55(a) of the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company's total assets. Qualifying assets represent 74.9% of the Company's total assets. The significant majority of all investments held are deemed to be illiquid.

(b)	Percentages are based on net assets as of March 31, 2021.

(c)	The fair value of investments with respect to securities for which market quotations are not readily available is determined in good faith by the Company's Board of Directors as required by the 1940 Act. Such investments are valued using significant unobservable inputs (See Note 3 to the consolidated financial statements).

(d)	All amounts are in thousands except share amounts.

(e)	Non-income producing at March 31, 2021.

(f)	The Company has various unfunded commitments to portfolio companies. Please refer to Note 7 - Commitments and Contingencies for details of these unfunded commitments.

(g)	The commitment related to this investment is discretionary.

(h)	The Company's investment or a portion thereof is pledged as collateral under the JPM Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.

(i)	The Company's investment or a portion thereof is pledged as collateral under the Wells Fargo Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.

(j)	The Company's investment or a portion thereof is pledged as collateral under the MassMutual Credit Facility. Individual investments can be divided into parts which are pledged to separate credit facilities.

(k)	The Collateralized Securities - subordinated notes are treated as equity investments and are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(l)	The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate ("LIBOR" or "L") or Prime ("P") and which reset daily, monthly, quarterly, or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the current interest rate in effect at March 31, 2021. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. For floating rate securities the all-in rate is disclosed within parentheses.

(m)	The principal amount (par amount) is denominated in Canadian Dollars ("CAD")

(n)	For equity investments in Collateralized Securities, the effective yield is presented in place of the investment coupon rate for each investment. Refer to footnote (k) for a further description of an equity investment in a Collateralized Security.

(o)	The provisions of the 1940 Act classify investments based on the level of control that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be "non-controlled" when the Company owns 25% or less of the portfolio company's voting securities and/or does not have the power to exercise control over the management or policies of such portfolio company. A company is generally presumed to be "controlled" when the Company owns more than 25% of the portfolio company's voting securities and/or has the power to exercise control over the management or policies of such portfolio company. The Company classifies this investment as "controlled".

(p)	The provisions of the 1940 Act classify investments further based on the level of ownership that the Company maintains in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as "non-affiliated" when the Company owns less than 5% of a portfolio company's voting securities and "affiliated" when the Company owns 5% or more of a portfolio company's voting securities. The Company classifies this investment as "affiliated".

(q)	Unless otherwise indicated, all investments in the consolidated schedule of investments are non-affiliated, non-controlled investments.

(r)	The Company's investment is held through the Consolidated Holding Company, Kahala Aviation Holdings, LLC, which owns 49% of the operating company, Danish CRJ LTD.

(s)	The investment is not a restricted security. All other securities are restricted securities.

(t)	The investment is on non-accrual status as of March 31, 2021.

(u)	Investments are held in the taxable wholly-owned, consolidated subsidiary, 54th Street Equity Holdings, Inc.

(v)	The Company's investment is held through the consolidated subsidiary, Park Ave RE, Inc., which owns 100% of the equity of the operating company, Park Ave RE Holdings, LLC.

(w)	The investment is held through BSP TCAP Acquisition Holdings LP which is an affiliated acquisition entity utilized for the Triangle Transaction. Due to certain restrictions, such as limits on the number of partners allowable within the equity structures of the newly acquired investments, these investments are still held within the acquisition entity as of March 31, 2021.

(x)	The Company's investment is held through the consolidated subsidiaries, Kahala Aviation Holdings, LLC and Kahala Aviation US, Inc. which own 100% of the equity of the operating company, Kahala US OpCo LLC.

(y)	The Company's investment is held through the consolidated subsidiary, Kahala Aviation Holdings, LLC, which owns 100% of the equity of the operating company, Kahala Ireland OpCo Designated Activity Company.

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and “Financial Statements” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

The information in “Nominee Biographies,” “Standing Directors Biographies,”“Compensation and Other Information Concerning Officers, Directors and Certain Stockholders,” and “Stock Ownership By Directors, Officers and Certain Stockholders” in the Company’s Definitive Proxy on Schedule 14A are incorporated herein by reference.

PORTFOLIO MANAGEMENT

Our Adviser is responsible for the overall management of our activities and is responsible for making investment decisions with respect to our portfolio. All new investments require the approval by a consensus of the investment committee of our Adviser. The members of the investment committee include Thomas J. Gahan, Michael E. Paasche, Blair D. Faulstich and Saahil Mahajan. The members of the investment committee receive no direct compensation from us. Such members may be employees or partners of our Adviser and may receive compensation or profit distributions from our Adviser. Information regarding the business experience of Messrs. Gahan, Paasche and Faulstich is set forth below.

Thomas J. Gahan. Mr. Gahan is Chief Executive Officer of BSP. Prior to joining PEP in 2008, Mr. Gahan was Chief Executive Officer of Deutsche Bank Securities Inc. and Head of Corporate and Investment Banking in the Americas. He was also the Global Head of Capital Markets at Deutsche Bank, chairman of the principal investment committee and a member of the global banking executive committee and the global markets executive committee. Before joining Deutsche Bank, Mr. Gahan spent 11 years at Merrill Lynch, most recently as Global Head of Credit Trading within the fixed income division. Mr. Gahan received a Bachelor of Arts degree from Brown University.

Michael E. Paasche. Mr. Paasche is a Senior Managing Director of BSP. Prior to joining PEP in 2008, Mr. Paasche spent 13 years at Deutsche Bank Securities Inc. with multiple positions, including Global Head of Leveraged Finance. Before joining Deutsche Bank, Mr. Paasche spent seven years at Prudential Securities where he held various positions, including Managing Director and Head of High Yield. Mr. Paasche received his Masters of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Albion College.

Blair D. Faulstich. Mr. Faulstich is Head of Private Debt Originations of BSP. Prior to joining PEP in 2011, Mr. Faulstich was a managing director and co-head of media and communications investment banking at Citadel Securities. Previously, he was a managing director in the media and communications investment banking group at Merrill Lynch. Mr. Faulstich held various positions at Deutsche Bank Alex. Brown in the media investment banking group. Before joining Alex. Brown in 1997, Mr. Faulstich spent three years at Arthur Andersen. Mr. Faulstich received a Masters of Business Administration degree from Cornell University and Bachelor of Arts from Principia College.

Saahil Mahajan. Mr. Mahajan is a managing director with Benefit Street Partners and is based in our New York office. Prior to joining BSP in 2012, Mr. Mahajan was a principal at Oak Hill Advisors, where he had responsibility for the firm’s chemicals and financials investments. Previously, Mr. Mahajan worked for Peter J. Solomon Company as an analyst in its mergers and acquisitions group. Mr. Mahajan received a Bachelor of Science from the Wharton School of the University of Pennsylvania. In addition, Mr. Mahajan is a CFA charterholder.

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the investment committee.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Thomas J. Gahan	Over $1,000,000
Michael E. Paasche	Over $1,000,000
Blair D. Faulstich	Over $1,000,000
Saahil Mahajan	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”

(2)	The dollar range of equity securities beneficially owned in us is based on our net asset value per share as of March 31, 2021 of $ 7.19 per share.

(3)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Any transaction with our affiliates must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of the directors, including a majority of disinterested directors.

Private Placement in connection with FT Transaction

In connection with the FT Transaction, on November 1, 2018, we issued approximately 6.1 and 4.9 million shares of our common stock to FRI and BSP, respectively, at a purchase price of $8.20 per share in a private placement in reliance on Section 4(a)(2) of the Securities Act. As a result of this issuance, the Company received aggregate cash proceeds of $90.0 million.

On February 1, 2019, Franklin Templeton completed their acquisition of BSP, including BSP’s 100% ownership in the Adviser. All investment professionals managing us and our investments, and all members of the BSP’s Investment Committee maintained their respective responsibilities after the closing of the FT Transaction.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreement, our Adviser oversees the management of our activities and is responsible for making investment decisions with respect to our portfolio.

Prior to February 1, 2019, our Adviser provided investment advisory and management services the Prior Investment Advisory Agreement and most recently re-approved by the Board in August 2018. The terms of the Prior Investment Advisory Agreement were materially identical to the Investment Advisory Agreement. The Prior Investment Advisory Agreement automatically terminated on February 1, 2019 upon the indirect change of control of the Adviser on the consummation of the FT Transaction. The Investment Advisory Agreement was approved by stockholders at a special meeting held on January 11, 2019, and took effect February 1, 2019. For additional information regarding the FT Transaction, please see the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Recent Developments.”

Administration Agreement

In connection with the closing of the Transaction, we terminated our previous administration agreement and entered into the Administration Agreement with BSP on November 1, 2016. In connection with the Administration Agreement, BSP provides us with office facilities and administrative services. These agreements were not affected by the FT Transaction.

Co-Investment Relief

The 1940 Act generally prohibits BDCs from entering into negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. The SEC staff has granted us exemptive relief that allows it to enter into certain negotiated co-investment transactions alongside other funds managed by the Adviser or its affiliates (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our eligible directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Other Affiliated Parties

The Adviser is the investment adviser of BDCA. The Adviser is an affiliate of BSP, an SEC registered investment adviser. The Adviser and BSP are under common control. Prior to the consummation of the FT Transaction on February 1, 2019, the Adviser was affiliated and under common control with Providence Equity Capital Markets L.L.C. (“PECM”), an SEC registered investment adviser on the BSP platform. The Adviser was affiliated and under common control with Providence Equity Partners L.L.C. (“PEP”), an SEC registered investment adviser. PEP is a global private equity investment adviser and maintained an information barrier between itself and the Adviser, BSP and PECM. The Adviser was affiliated and under common control with Merganser Capital Management, LLC (“Merganser”), an SEC registered investment adviser. BSP, the Adviser, PECM, Merganser and PEP’s respective Form ADV’s are publicly available for review on the SEC Investment Adviser Public Disclosure website.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of May 31, 2021, there were 199,138,476 shares of the Company’s common stock outstanding.

No person is deemed to control the Company, as such term is defined in the 1940 Act.

The following table sets forth, as of May 31, 2021, information with respect to the beneficial ownership of the Company’s common stock by:

•	each person known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock;

•	each of the Company’s directors and each named executive officer; and

•	all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 199,138,476 shares of the Company’s common stock outstanding as of May 31, 2021.

Unless otherwise indicated, to the Company’s knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, each stockholder maintains an address of c/o Business Development Corporation of America, 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage(2)
Interested Directors:
Richard J. Byrne	205,431	*
Independent Directors:
Lee S. Hillman	—	—
Ronald J. Kramer	—	—
Leslie D. Michelson	13,915	*
Edward G. Rendell	—	—
Dennis M. Schaney	—	—
Officers (that are not directors):
Nina K. Baryski	—	—
Leeor P. Avigdor	—	—
Guy F. Talarico	—	—
All directors and executive officers as a group (9 persons)	219,346	*

*	Less than 1%.
(1)	The business address of each individual or entity listed in the table is 9 West 57th Street, 49th Floor, Suite 4920, New York, New York 10019
(2)	Based on a total of 199,138,476 shares of common stock issued and outstanding on May 31, 2021.

The following table sets forth the dollar range of (i) the Company’s Common Stock and (ii) the common stock of the Fund Complex beneficially owned by each of our directors as of May 31, 2021. Information as to beneficial ownership is based on information furnished to the Company by such persons. For purposes of this proxy statement, the term “Fund Complex” is defined to include the Company and Franklin BSP Capital Corporation (“FBCC”), a business development company managed by the Adviser.

Director of the Company	Dollar Range of the Common Stock of the Company(1)	Aggregate Dollar Range of the Common Stock of the Fund Complex(1)
Interested Directors:
Richard J. Byrne	Over $100,000	Over $100,000
Independent Directors:
Lee S. Hillman	None	None
Ronald J. Kramer	None	None
Leslie D. Michelson	Over $100,000	Over $100,000
Edward G. Rendell	None	None
Dennis M. Schaney	None	None

(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law (”MGCL”) and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, of which 450,000,000 shares are classified as common stock and 50,000,000 shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of May 31, 2021:

Title of Class	Amount Authorized	Amount Outstanding
Common Stock, par value $0.001 per share	450,000,000	199,138,476

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in the terms of any class or series of common stock, each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our Board of Directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. Pursuant to NASAA’s Omnibus Guidelines, before any preferred stock may be issued by us, a majority of our independent directors that do not have an interest in the transaction must (i) approve any such offering of preferred stock; and (ii) have access, at our expense, to our securities counsel or independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. We have entered into indemnification agreements with certain of our current and former directors and officers and expect to enter into similar agreements with future directors and officers. These agreements provide that we will indemnify such persons to the fullest extent permitted by Maryland law and our charter.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify, by charter provision, bylaws, an agreement or a resolution of the Board of Directors, its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. We have entered into indemnification agreements with certain of our current and former directors and officers and expect to enter into similar agreements with future directors and officers. These agreements provide that we will indemnify such persons to the fullest extent permitted by Maryland law and our charter.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer or (ii) any individual who, while a director or officer and, at our request, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in such capacity from and against any claim or liability to which such person may become subject or which such person may incur.

Separately, our Investment Advisory Agreement provides that we will indemnify and hold harmless our Adviser and its affiliates from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by such indemnified parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) in connection with the performance of the Adviser’s duties as our investment adviser to the extent that such person’s liabilities are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with our charter, Maryland law or the 1940 Act, which prohibits indemnification for certain breaches of fiduciary duties. In addition, the Investment Advisory Agreement provides that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of our Company, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Adviser, an affiliate of our Adviser or director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, we expect that our Adviser will indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, pursuant to the Investment Advisory Agreement and our indemnification agreements, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws.

We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification. We may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indemnitee is prohibited from being indemnified under our charter and bylaws..

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors, Number of Directors; Vacancies; Removal

As permitted by Maryland law, a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director.

Our charter provides that a majority of our Board of Directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor, and the 1940 Act requires that a majority of our Board of Directors be persons other than “interested persons” as defined in the 1940 Act.

Our charter provides that the number of directors will initially be five (5), which number may be increased or decreased by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time establish, increase or decrease the number of directors. However, the number of directors may never be less than one or more than fifteen. The number of directors on the Board is currently fixed at seven (7), two (2) of which comprise Class I whose terms will expire at the 2021 Annual Meeting of Stockholders. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits consent by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board of Directors or (c) by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board of Directors at a special meeting may be made only (i) by or at the direction of the Board of Directors or (ii) provided that has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders who are stockholders of record at the time of the request and are entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

 Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the Company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that the stockholders may, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter,

Amend the charter (other than as described above); or

Remove the Adviser and elect a new investment adviser.

Without the approval of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, our Board of Directors may not:

•	Amend the charter in a manner that adversely affects the interests of our stockholders;

•	Except as permitted by our charter, permit our Adviser to voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Unless otherwise permitted by law, sell all or substantially all of our assets other than in the ordinary course of business; or

•	Unless otherwise permitted by law, approve a merger or similar reorganization of our Company.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act defined and discussed below, as permitted by the MGCL, our stockholders will not be entitled to exercise appraisal rights unless our Board of Directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Tender Offers

Our charter provides that any tender offer made by any person, including any “mini-tender” offer, must comply with most of the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. If the offeror does not comply with the provisions set forth above, we will have the right to redeem that offeror’s shares, if any, and any shares acquired in such tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our assets from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with our Adviser or any affiliate of our Adviser and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us. If the appraisal will be included in a prospectus used to offer the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, the appraisal will be filed with the SEC and the states in which the securities are being registered as an exhibit to the registration statement for the offering. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our stockholders. We will include a summary of the independent appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with a proposed roll-up transaction.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to common stockholders who vote against the proposal a choice of: (1) accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or (2) one of the following: (i) remaining stockholders and preserving their interests in us on the same terms and conditions as existed previously; or (ii) receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction: (a) which would result in common stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter, including rights with respect to the amendment of the charter and our merger or sale of all or substantially all of our assets; (b) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor; (c) in which our common stockholders’ rights to access of records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or (d) in which we would bear any of the costs of the roll-up transaction if our common stockholders reject the roll-up transaction.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Act. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that, if a closed-end investment company opts in to and triggers the Control Share Act, it would not violate Section 18(i) of the 1940 Act if the determination to so by the board of directors of the closed-end investment company was taken with reasonable care on a basis consistent with other applicable duties and laws, including those to the fund and its shareholders generally.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period immediately prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors prior to the time that the interested stockholder becomes an interested stockholder.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Exchange Act and has at least three independent directors can elect by resolution of the Board of Directors to be subject to some corporate governance provisions notwithstanding any provision in the corporation’s charter and bylaws. Under the applicable statute, a Board of Directors may classify itself without the vote of stockholders. Further, the Board of Directors may, by electing into applicable statutory provisions and notwithstanding any contrary provision in the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the exclusive power to fix the number of directors;

•	provide that a director may be removed only by the vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast generally in the election of directors; and

•	provide that all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and that any director elected to fill a vacancy will serve for the remainder of the full term of the directorship and until his or her successor is elected and qualifies.

Pursuant to our charter, we have elected to provide that all vacancies on the Board of Directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Such election is subject to applicable requirements of the 1940 Act and to the provisions of any class or series of preferred stock established by the board.

Reports to Stockholders

Because of our election to be regulated as a BDC, we file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, respectively, proxy statements and other reports required by the federal securities laws with the SEC via the SEC’s EDGAR filing system. These reports are available upon filing on the SEC’s website at www.sec.gov. These reports are also available on our website at www.BDCofAmerica.com.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (documents) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically. In addition, promptly following the payment of distributions to stockholders of record residing in Maryland, we will send a notice to Maryland stockholders including information regarding the source(s) of such stockholder distributions.

DIVIDEND REINVESTMENT PLAN

The information in “Liquidity and Capital Resources” in Part 2, Item  7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2020 and “Financial Statements—Notes to Consolidated Financial Statements—-- Note 1. Organization and Basis of Presentation” and “Financial Statements-- Notes to Consolidated Financial Statements--Note 9. Common Stock” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 are incorporated herein by reference.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank National Association whose address is 425 Walnut Street, Cincinnati, Ohio, 45202-3923. DST Systems, Inc. acts as our transfer agent, plan administrator, distribution paying agent and registrar. The principal business address of DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105, 844-785-4393.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, they will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Dechert LLP.

EXPERTS

The consolidated financial statements of Business Development Corporation of America appearing in Business Development Corporation of America’s Annual Report (Form 10-K) for the year ended December 31, 2020, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Kahala Ireland OpCo Designated Activity Company as of December 31, 2019, and for the year then ended, have been incorporated by reference herein in reliance upon the report of KPMG, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

KPMG, is located at 1 Stokes Pl, St Stephen's Green, Saint Kevin's, Dublin 2, D02 DE03, Ireland.

WHERE YOU CAN FIND MORE INFORMATION

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http:// www.sec.gov. Our Internet address is http://www.bdcofamerica.com. We make available free of charge on our Internet website our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 15, 2021;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 filed with the SEC on May 13, 2021;

•	our Current Reports on Form 8-K (other than information furnished rather than filed) filed on January 26, 2021, March 19, 2021, March 25, 2021, March 30, 2021, April 8, 2021 and April 16, 2021; and

•	our Definitive Proxy on Schedule 14A filed on April 16, 2021.

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may obtain copies of these documents, at no cost to you, from our website at www.bdcofamerica.com, or by writing or telephoning us at the following address:

Business Development Corporation of America

9 West 5th Street

49th Floor, Suite 4920

New York, New York 10019

(212) 588-6770

PART C

OTHER INFORMATION

Item 15. Indemnification.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer or (ii) any individual who, while a director or officer and, at our request, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in such capacity from and against any claim or liability to which such person may become subject or which such person may incur.

Separately, our Investment Advisory Agreement provides that we will indemnify and hold harmless our Adviser and its affiliates from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by such indemnified parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) in connection with the performance of the Adviser’s duties as our investment adviser to the extent that such person’s liabilities are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with our charter, Maryland law or the 1940 Act, which prohibits indemnification for certain breaches of fiduciary duties. In addition, the Investment Advisory Agreement provides that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of our Company, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Adviser, an affiliate of our Adviser or director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, we expect that our Adviser will indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, pursuant to the Investment Advisory Agreement and our indemnification agreements, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws.

We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification. We may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indemnitee is prohibited from being indemnified under our charter and bylaws.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue”.

Item 16. Exhibits.

 (2) Exhibits

(1)	Third Articles of Amendment and Restatement of the Company (previously filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed on August 10, 2017 and herein incorporated by reference).

(2)	Amended and Restated Bylaws (previously filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed on August 10, 2017 and herein incorporated by reference).

(3)	Not applicable

(4)	Not applicable.

(5)(a)	Indenture, dated as of March 29, 2021, by and between the Company and U.S. Bank National Association, as trustee Registration Rights Agreement, dated as of March 29, 2021, by and among the Company, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 30, 2021 and herein incorporated by reference).

(5)(b)	First Supplemental Indenture, dated as of March 29, 2021, relating to the 3.250% Notes due 2026, by and between the Company and U.S. Bank National Association, as trustee (previously filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 30, 2021 and herein incorporated by reference).

(5)(c)	Form of 3.250% Notes due 2026 (previously filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on March 30, 2021 and herein incorporated by reference).

(5)(d)	Registration Rights Agreement, dated as of March 29, 2021, by and among the Company, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (previously filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on March 30, 2021 and herein incorporated by reference).

(6)(a)	Investment Advisory and Management Services Agreement dated as of February 1, 2019 by and between the Company and the Adviser (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 1, 2019 and herein incorporated by reference)

(6)(b)	Administration Agreement, dated as of November 1, 2016, between the Company and Benefit Street Partners L.L.C. (previously filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on November 2, 2016 and incorporated herein by reference).

(7)	Not applicable

(8)	Not applicable

(9)	Custody Agreement dated August 13, 2012 by and between the Company and U.S. Bank National Association (previously filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on August 17, 2012 and herein incorporated by reference).

(10)	Not applicable

(11)	Opinion of Dechert LLP.*

(12)	Opinion and Consent of Dechert LLP supporting tax matters and consequences to Noteholders discussed in the prospectus (incorporated by reference to Exhibit 11 hereto).*

(13)(a)	Amended and Restated Fund Administration Servicing Agreement by and between the Company and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 17, 2015 and herein incorporated by reference).

(13)(b)	Amended and Restated Fund Accounting Servicing Agreement by and between the Company and U.S. Bancorp Fund Services, LLC (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on April 17, 2015 and herein incorporated by reference).

(13)(c)	Indenture, dated as of December 19, 2017 by and between the Company and U.S. Bank National Association, trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 19, 2017 and herein incorporated by reference).

(13)(d)	Second Supplemental Indenture, dated as of May 16, 2018, relating to the 5.375% Notes due 2023, by and between the Company and U.S. Bank National Association, as trustee (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 16, 2018 and herein incorporated by reference).

(13)(e)	Form of 5.375% Note due 2023 sold in reliance on Rule 144A of the Securities Act. (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 16, 2018 and herein incorporated by reference).

(13)(f)	Form of 5.375% Note due 2023 sold in reliance on Rule 501(a)(1), (2), (3) or (7) under the Securities Act. (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 16, 2018 and herein incorporated by reference).

(13)(g)	Purchase Agreement, dated as of May 11, 2018 relating to the 5.375% Notes due 2023, by and between the Company, BDCA Adviser, LLC and Sandler O’Neill & Partners, L.P (filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed on May 16, 2018 and herein incorporated by reference).

(13)(h)	Rule 144A Global Class A Notes and Regulation S Global Class A Notes (included in Exhibit A to Exhibit 10.2 to the Company’s Current Report on Form 8-K previously filed on April 7, 2015 and herein incorporated by reference).

(13)(i)	Form of Indemnification Agreement (previously filed as Exhibit 10.40 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed on May 4, 2015 and incorporated herein by reference).

(13)(j)	Loan and Servicing Agreement, dated as of July 7, 2020, by and among the Corporation, BDCA Asset Financing, LLC, Massachusetts Mutual Life Insurance Company and the other Lenders from time to time party thereto, U.S. Bank National Association, as the Administrative Agent, Massachusetts Mutual Life Insurance Company, as the Facility Servicer, the Corporation, as Portfolio Asset Servicer, and U.S. Bank National Association as the Collateral Custodian (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 9, 2020 and herein incorporated by reference).

(13)(k)	Master Participation Agreement, dated as of July 7, 2020, by and among the Corporation and BDCA Asset Financing, LLC (previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 9, 2020 and herein incorporated by reference).

(13)(l)	Account Control Agreement, dated as of July 7, 2020, by and among BDCA Asset Financing, LLC, as borrower, U.S. Bank National Association and administrative agent, Massachusetts Mutual Life Insurance Company, as facility servicer and U.S. Bank National Association as securities intermediary (previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 9, 2020 and herein incorporated by reference)

(13)(m)	Loan and Security Agreement, dated as of August 28, 2020, among BDCA 57th Street Funding, LLC, as Borrower, the Corporation, as Portfolio Manager, the Lenders party thereto, U.S. Bank National Association, as Collateral Agent, Collateral Administrator and Securities Intermediary, and JPMorgan Chase Bank, National Association, as Administrative Agent (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 3, 2020 and herein incorporated by reference).

(13)(n)	Loan and Servicing Agreement, dated as of August 28, 2020, among BDCA Funding I, LLC, as the Borrower, the Corporation, as the Collateral Manager, each of the Lenders from time to time party thereto, Wells Fargo Bank, National Association, as the Administrative Agent, and U.S. Bank National Association, as the Collateral Agent and as the Collateral Custodian (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 3, 2020 and herein incorporated by reference).

(13)(o)	Sale Agreement, dated as of August 28, 2020, between 57th Street Funding, LLC and the Corporation (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on September 3, 2020 and herein incorporated by reference).

(13)(p)	Purchase and Sale Agreement, dated as of August 28, 2020, between the Corporation and BDCA Funding I, LLC (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on September 3, 2020 and herein incorporated by reference).

(13)(q)	Limited Liability Company Agreement of BDCA Senior Loan Fund, LLC dated as of January 20, 2021 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 9, 2021 and herein incorporated by reference).

(13)(r)	First Amendment to Loan and Security Agreement and First Commitment Increase Request, dated as of January 21, 2021, among BDCA 57th Street Funding, LLC, as Borrower, the Corporation, as Portfolio Manager, the Lenders party thereto, U.S. Bank National Association, as Collateral Agent, Collateral Administrator and Securities Intermediary, and JPMorgan Chase Bank, National Association, as Administrative Agent (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 26, 2021 and herein incorporated by reference).

(13)(s)	Amendment No. 1 to Loan and Servicing Agreement, dated as of April 6, 2021, by and among BDCA Funding I, LLC, the Corporation, Wells Fargo Bank, National Association, each of the Lenders and Lender Agents party thereto and U.S. Bank National Association (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 8, 2021 and herein incorporated by reference).

(13)(t)	Amended and Restated Loan and Security Agreement, dated as of April 12, 2021, among BDCA 57th Street Funding, LLC, as Borrower, the Corporation, as Portfolio Manager, the Lenders party thereto, U.S. Bank National Association, as Collateral Agent, Collateral Administrator and Securities Intermediary, and JPMorgan Chase Bank, National Association, as Administrative Agent (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 16, 2021 and herein incorporated by reference).

(14)(a)	Consent of Independent Registered Public Accounting Firm.*

(14)(b)	Consent of Independent Auditors Regarding Kahala Ireland Opco Designated Activity Company.*

(15)	Not applicable

(16)	Power of Attorney*

(17)(a)	Statement of Eligibility on Form T-1 of U.S. Bank National Association, as trustee*

(17)(b)	Form of Letter of Transmittal*

*	Filed herewith.

Item 17. Undertakings.

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 23rd day of June, 2021.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

By:	/s/ Richard J. Byrne
Name:	Richard J. Byrne
Title:	Chief Executive Officer, President and Chairman of the Board

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

	/s/ Richard J. Byrne	Chief Executive Officer, President and Chairman of the Board	June 23, 2021
	Richard J. Byrne	(Principal Executive Officer)

	/s/ Nina K. Baryski	Chief Financial Officer and Treasurer	June 23, 2021
	Nina K. Baryski	(Principal Financial and Principal Accounting Officer)

	*	Independent Director	June 23, 2021
Lee S. Hillman

	*	Independent Director	June 23, 2021
Ronald J. Kramer

	*	Independent Director	June 23, 2021
Leslie D. Michelson

	*	Independent Director	June 23, 2021
Edward G. Rendell

	*	Independent Director	June 23, 2021
Dennis M. Schaney

*By:	/s/ Nina K. Baryski
Name: Nina K. Baryski
Title: Attorney-in-fact